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                             THIRD AVENUE VALUE FUND

                        THIRD AVENUE SMALL-CAP VALUE FUND

                          THIRD AVENUE HIGH YIELD FUND

                       THIRD AVENUE REAL ESTATE VALUE FUND

                               SEMI-ANNUAL REPORT
                                   (Unaudited)
                                ---------------
                                 April 30, 1999

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                             THIRD AVENUE VALUE FUND

Dear Fellow Shareholders:

At April 30, 1999, the unaudited net asset value attributable to the 42,610,839 common shares outstanding of the Third Avenue Value Fund ("TAVF", "Third Avenue" or the "Fund") was $31.54 per share. This compares with an unaudited net asset value of $33.18 per share at January 31, 1999, and an unaudited net asset value, adjusted for a subsequent distribution, of $33.84 per share at April 30, 1998. At May 20, 1999, the unaudited net asset value was $32.77 per share.

QUARTERLY ACTIVITY

The dominant activity during the last quarter was the sale of securities to raise cash to meet redemptions by selling shareholders of the Fund. The common capitalization of TAVF, as measured by shares outstanding, shrunk by 12% during the three month interim. Without this need to raise cash, Third Avenue would not have sold the vast majority of securities it did sell. The exceptions to this were the disposals of Acuson Corp. Common Stock, Glenayre Technologies, Inc. Common Stock and Hologic, Inc. Common Stock where, in each case, I believe some permanent impairments of capital may be taking place. Despite the large amount of securities sales, I expect that Third Avenue will remain a tax-efficient fund. This will entail taking a considerable amount of losses by further sales of securities during the second half of the Fund's fiscal year which ends October 31, 1999.

The only new names acquired for the portfolio during the quarter were the results of resource conversion activities. 223,600 shares of Investment Technology Group, Inc. Common Stock ("ITG Common") were obtained as a result of the spin-off of ITG by Jefferies Group, Inc.; 554,950 shares of Prime Medical Services, Inc. Common Stock ("Prime Common") were received via a voluntary swap of all of the Fund's holdings of American Physicians Service Group Common Stock ("APSG Common") for Prime Common; and 33,529 shares of SunGard Data Systems, Inc. Common Stock ("SunGard Common") were received as a result of the acquisition by SunGard of FDP Corp. in a merger transaction. The Fund also increased its investment in Insurance Partners II Equity Fund, LP by $190,000 pursuant to a capital call.

PRINCIPAL AMOUNT
OR
NUMBER OF SHARES                     INCREASES IN EXISTING POSITIONS
$132,000                             PhyMatrix Corp. 6.75% debentures
                                     due 6/15/03 ("PhyMatrix Subordinates")
Various Issues-debt,                 CGA Group, Ltd. ("CGA Equity")
preferred and common
75,000 shares                        First American Financial Corp.
                                     Common Stock ("FAF Common")

125,000 shares                       Hypercom Corp. Common Stock
                                     ("Hypercom Common")

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PRINCIPAL AMOUNT
OR
NUMBER OF SHARES                     INCREASES IN EXISTING POSITIONS (CONTINUED)
25,000 shares                        LaSalle Re Holdings, Ltd. Common Stock
                                     ("LaSalle Common")

10,600 shares                        Liberty Financial Companies, Inc. Common
                                     Stock ("Liberty Common")

25,000 shares                        Sbarro, Inc. Common Stock
                                     ("Sbarro Common")

                                     REDUCTIONS IN EXISTING POSITIONS
372,100 shares                       ADE Corp. Common Stock
                                     ("ADE Common")

294,750 shares                       American International Group, Inc.
                                     Common Stock ("AIG Common")

143,100 shares                       Avatar Holdings, Inc. Common Stock
                                     ("Avatar Common")

47,034 shares                        Bankers Trust New York Corp.
                                     Common Stock ("BT Common")

1,358,500 shares                     Glenayre Technologies, Inc. Common
                                     Stock ("Glenayre Common")

131,000 shares                       Hologic, Inc. Common Stock
                                     ("Hologic Common")

925,000 shares                       Nabors Industries, Inc. Common
                                     Stock ("Nabors Common")

13,700 shares                        Palm Harbor Homes, Inc.
                                     Common Stock ("Palm Harbor Common")

95,000 shares                        Raymond James Financial, Inc.
                                     Common Stock ("Raymond James Common")

500,000 shares                       3Com Corp. Common Stock
                                     ("3Com Common")

                                     POSITIONS ELIMINATED
$15,000,000                          Cymer, Inc. Subordinated Debentures
                                     ("Cymer Subordinates")

81,400 shares                        Acuson Corp. Common Stock
                                     ("Acuson Common")

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PRINCIPAL AMOUNT
OR
NUMBER OF SHARES                     POSITIONS ELIMINATED (CONTINUED)
25,000 shares                        AG Associates, Inc. Common Stock
                                     ("AG Common")

50,000 shares                        Aristotle Corp. Common Stock
                                     ("Aristotle Common")

26,208 shares                        Associates First Capital Corp. Class A
                                     Common Stock ("Associates Common")

445,400 shares                       Boston Communications Group, Inc.
                                     Common Stock ("BCG Common")

152,800 shares                       CMAC Investment Corp. Common
                                     Stock ("CMAC Common")

365,000 shares                       Electronics for Imaging, Inc. Common
                                     Stock ("EFI Common")

50,000 shares                        Ford Motor Co. Common Stock
                                     ("Ford Common")

140,600 shares                       H&Q Life Sciences Investors Common
                                     Stock ("H&Q Common")

300,000 shares                       Interphase Corp. Common Stock
                                     ("Interphase Common")

155,952 shares                       Marshall & Ilsley Corp. Common Stock
                                     ("M & I Common")

167,429 shares                       Medtronic, Inc.
                                     Common Stock ("Medtronic Common")

391,200 shares                       NCR Corp. Common Stock
                                     ("NCR Common")

95,000 shares                        Premark International, Inc. Common
                                     Stock ("Premark Common")

53,600 shares                        Sparton Corp. Common Stock
                                     ("Sparton Common")

237,267 shares                       Thousand Trails, Inc. Common Stock
                                     ("Thousand Trails Common")

124,400 shares                       ValueVision International, Inc. Class A
                                     Common Stock ("ValueVision Common")

262,500 shares                       Zygo Corp. Common Stock
                                     ("Zygo Common")


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PhyMatrix  Subordinates  were  acquired  because  it  seems  probable  that  the
PhyMatrix Subordinates will remain a performing loan. If so, the yield to maturity in June 2003 will be around 27%. If there is to be a money default, however, TAVF wants to own up to 50% of this issue so that PhyMatrix will not be able to reorganize, either in court or out of court, absent TAVF's approval if any value is to be preserved for PhyMatrix Common Stock. PhyMatrix remains with a fairly strong balance sheet. At present, Third Avenue holds slightly over 40% of the outstanding PhyMatrix subordinates. We probably will continue to accumulate this performing loan insofar as it becomes available at prices that reflect a better than 27% yield to maturity.

CGA Group is a Bermuda-based financial guaranty insurer whose claims-paying ability is rated AAA by Duff & Phelps. CGA got into trouble because of mark to market problems with its portfolios of performing loans which seem to carry little or no credit risk, or interest rate risk, and also because it had issued one financial guaranty policy where fraud was discovered subsequently. TAVF took a lead role in providing new financing for CGA by acquiring CGA Equity. The CGA business now seems to be prospering. With luck, and while there can be no assurance, CGA might be able to go public within the next 12 months to 18 months. If so, the Fund's returns on its investments ought to be very attractive, indeed.

The small amounts of Hypercom Common, LaSalle Common and Liberty Common acquired reflected the fact that these securities were available at what seemed to be ultra depressed prices. Each of the three companies is extremely well financed.

The Fund does not engage in short-term trading except for risk arbitrage situations. In other words, we do not try to predict near-term securities prices where no catalyst exists, nor does the Fund buy and sell based on views about the near-term outlook for the general market. Risk arbitrage exists only where there are relatively determinant workouts in relatively determinant periods of time. Sbarro is a risk arbitrage situation. Sbarro is attempting to go private and proposes to buy out its public shareholders at a cash price of $28.85 per share, net. I think the transaction has a 90% chance of closing by July 31. If it does not close, Sbarro Common might sell down to the high teens or low 20's. TAVF's all-in cost for the arbitrage is about $26 per share. Assuming a July 31, 1999 closing, the annualized return to TAVF on its investment would be 37%. Unfortunately, there is not much money involved for the Fund in the Sbarro arbitrage, but it still seemed a worthwhile endeavor for TAVF.

THE IMPORTANCE, OR UNIMPORTANCE, OF TAVF PERFORMANCE OVER THE PAST YEAR

In appraising an investment fund and its management, two separate factors ought to be weighted:

     1) Past performance
     2) Present quality of the portfolio

In the appraisal of many investment funds, almost 100% weight to past performance is justified, and in any event, little or no weight ought to be given to the present quality of the portfolio. Funds where this is so seem to have one, or more, of the following characteristics:

     1) The managers are involved in trading so that the present portfolio, whatever its quality, is likely to be altered in short order.

     2) The object of the  portfolio  manager is to  outperform,  or equal,  the
performance  of  outside  benchmarks   consistently,   or  almost  consistently.
Consistently means all the time.

     3) The portfolio manager and his or her investors believe that market prices in outside passive markets such as the New York Stock Exchange or NASDAQ constitute the sole measure of the underlying value of a business. (It is hard to


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believe that anyone really believes this,  given the markedly  different  prices that prevail in markets for control of companies compared with public market prices.)

     4) Portfolios are financed with borrowed money. Here, marks to market, i.e., daily prices for the portfolio's securities, tend to be of crucial importance. In the appraisal of TAVF, though, I think that considerably less than 50% weight ought to be given to recent past performance, and considerably more than 50% weight should be given to the present quality of the portfolio. Funds where predominant weight ought to be given to the present quality of the portfolio seem to have the following characteristics:

     1) The basic investment strategy is buy and hold. If there is trading, it only occurs in a risk arbitrage context.

     2) The object of the portfolio manager is to earn a reasonable return over time without taking undue risk, and without trying to compete with benchmarks and other funds. Third Avenue Value Fund, in this regard, has a 20% annual bogey, which it has come pretty close to meeting since inception, the relatively poor results of the past 12 months notwithstanding.

     3) The portfolio manager is largely unconcerned with daily price fluctuations; in part because the portfolio is not financed with borrowings; and in part because 100% of the analysis is involved with figuring out underlying corporate values, and 0% is involved in figuring out investor psychology.

The present quality of the TAVF portfolio seems never to have been better. Much of this seems directly traceable to the disappointing price performance over most of the past 12 months. As a consequence, values for the securities held in the portfolios now seem analogous to prices that prevailed in securities markets in 1974 and 1982 when the Dow-Jones Industrial Average ranged around 800 and 1000, respectively. The ensuing discussion of the Fund's portfolio revolves around three factors:

     1) An absence of permanent impairments of capital for the various companies whose securities are held in the portfolio.

     2) The common stocks of well-capitalized semiconductor equipment companies seem, by far, the best way for passive investors to play the internet long term.

     3) Resource conversion activities were rife among portfolio companies in the last six months, indicating that at these prices there will be a large number of profitable exits from portfolio securities, not by sale to the outside passive investor market, but rather in takeovers, mergers, hostiles, going-privates, LBOs, massive share repurchases, and liquidations.

THE ABSENCE OF PERMANENT IMPAIRMENTS

Third Avenue restricts investments in common stocks (with only minor exceptions) to the issues of companies which are strongly capitalized and which seem to have strong competitive positions in viable industries. Sometimes we'll be wrong; companies will dissipate financial strength without converting the strength to earning power, and/or the company will appear to demonstrate an inability to compete effectively. At December 31, 1998, Third Avenue Value Fund held 111 common stock issues. Only three were issues of companies where we thought there might be some permanent impairment of capital. These issues were Acuson Common, Glenayre Common and Hologic Common, all of which have either been sold or are in the process of being sold.

Interestingly enough, during the quarter ended April 30, eleven common stock issues held in the TAVF portfolio suffered price declines of 25% or more. Other than for Glenayre Common and Hologic Common, there does not


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appear to be any evidence of permanent impairments of capital for the other nine issues, the change in stock prices during the quarter notwithstanding. The companies whose common stocks declined so sharply in price were either going through a rough earnings period, e.g., 3Com and FSI International, or investor psychology had turned against the company even though earnings results are likely to be such that the common stocks are selling at no more than 6 times 1999 forecasted earnings, e.g., First American Financial and Stewart Information Services. The Common Stocks whose prices declined by over 25% during the quarter are those of the following issuers:

Issuer                                Percentage Decline
------                                ------------------
ADE Corp.                                   28.3%
C.P. Clare Corp.                            39.7
First American Financial Corp.              41.5
FSI International, Inc.                     50.2
Glenayre Technologies, Inc.                 33.8
Hologic, Inc.                               47.1
Hypercom Corp.                              49.3
Risk Capital Holdings, Inc.                 29.3
SpeedFam International, Inc.                44.9
Stewart Information Services Corp.          25.3
3Com Corp.                                  44.4

Nine of the eleven poorest performing common stocks during the calendar quarter ended April 30, 1999 seem to be solid companies which either have promise of very good operating outlooks or are candidates for takeovers, refinancings, or liquidations.

SEMICONDUCTOR EQUIPMENT COMMON STOCKS AND THE INTERNET

The common stocks of well-capitalized semiconductor equipment companies are the most important single portion of the TAVF portfolio, accounting for 23% of net assets at April 30.

If the internet is to realize its huge promise over the long term, it most likely will be accompanied by an explosive growth in demand for increasingly sophisticated semiconductor chips. Thus semiconductor equipment manufacturers are internet related even though they are not "pure plays," as are Amazon, Yahoo and America On-Line.

In terms of pricing, it seems obvious that TAVF is buying into semiconductor equipment commons at prices that appear to be no more than 50% of what a first stage venture capitalist would pay were the venture capitalist to be financing these enterprises as private companies where there was hope of going public at a later date. In contrast, the pricing for internet "pure plays" in public markets appears to be anywhere from 50 times to, say, 200 times what a first stage venture capitalist would pay to get into a private company which it was hoped could go public. Risk considered, and with a long-term point of view, the Fund seems to be participating in the potential of the internet on a far sounder basis than exists for those currently acquiring "pure play" internet common stocks in the open market.


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RESOURCE CONVERSION ACTIVITIES ARE RIFE AMONG OUR PORTFOLIO COMPANIES

One of the huge advantages that value investing has over other investment styles is that, on a long-term basis, the value investor can look confidently to a multiplicity of exit strategies. In contrast, in other investment styles the only exit on which to concentrate is sale in the open market to other passive minority investors. Value investors ought to benefit not only from open market price improvements, but if their basic analysis is close to right and open market prices remain depressed, values for stockholders would still get created because companies will be taken over at prices that represent a premium over market, companies will refinance and restructure, and companies with strong financial positions will make acquisitions that enhance future earning power.

Given the depressed market prices that existed in the six months since the end of the Fund's fiscal year, it is to be expected that resource conversion activities -- takeovers, acquisitions, hostiles and other events outside the ordinary course of business -- would accelerate. That is exactly what seems to have happened.

At October 31, 1998, Third Avenue Value Fund had investments in 22 publicly-traded affiliates, i.e., companies in which the Fund had 5% to 26% ownership interests. During the six month period to April 30, 1999, 13 of these 22 companies, to our knowledge, were engaged in resource conversion activities outside the ordinary course of business. Some transactions were completed; some are pending; and some may never get off the ground. A summary of the 13 resource conversion activities are as follows:

     2 cash sales of control at market premiums
     1 exchange of stock merger at a market premium
     3 approaches  to the Fund about  hostile  takeovers,  only one of which has been made public at this date
     5 acquisitions of smaller companies
     1 partial  liquidation  through the attempted  ongoing sale of  significant operations
     1 sale of a new issue of common stock to a strategic investor

Completion of most of these resource conversion activities ought to result in appreciation of the prices of the underlying common stocks.

A FEW GENERAL OBSERVATIONS ABOUT CURRENT MARKET CONDITIONS

The  markets  populated  by  Outside  Passive  Minority   Investors  (OPMIs)  as
exemplified   by  the  New  York  Stock   Exchange   and  NASDAQ,   seem  to  be
manic-depressive; the securities that are loved are loved unconditionally without any price considerations; and the securities that are unpopular are to be avoided completely, no matter what their prices are. Not since at least the late 1960's-early 1970's has market performance been so driven by investor psychology and investor fads so that corporate fundamentals are pretty much ignored. The managers of Third Avenue ignore investor psychology. We analyze business fundamentals. In any event, we would not be much good at trying to fathom abnormal behavior inherent in predicting short-run price movements in the general market.

Long-term markets, though, seem to be driven by a tendency toward efficiency where fundamental values will be realized eventually, either by sale to the OPMI market, mergers and acquisitions, hostile takeovers, refinancings and restructurings, or liquidations. The principal modification to this is that common stock prices can affect fundamental values available for the OPMI shareholder or the corporation. Common stock prices impact corporate values, or eventual realizations for OPMIs, in three ways:


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     1) Access to capital markets.  Many companies have to seek outside capital, and the price of a common stock can very much affect their ability to raise capital. This is not much of a factor for TAVF because of our proclivity in
common  stock   analysis  to  stick  with   companies  that  are  very  strongly
capitalized, the very issuers which do not need access to capital markets, especially equity markets.

     2) An overpriced common stock is a currency to be used in mergers and acquisitions. An overpriced common stock becomes an important corporate asset which can be used to acquire other companies on attractive bases. Overpriced equity securities not only facilitate bargain purchases from the point of view of the acquiring company but also the issuance of equity securities usually is the only way to make transactions tax-free from the point of view of the acquired company and its shareholders. Many of the companies in TAVF's portfolio are, for practical purposes, limited to making acquisitions for cash and debt in taxable transactions.

     3) The "takeunder phenomenon." The managers of Third Avenue Funds analyze companies exactly as do most control buyers concentrating on three general factors: ability to finance, long-term outlook, and the multiplicity of exit strategies. In contrast, most other money managers concentrate on other factors, e.g., the immediate outlook for reported earnings or guessing which industry sectors may gain general popularity. As an OPMI using the same analytic techniques as control buyers, the Fund is vulnerable to having control buyers pre-empt a substantial portion of those values for themselves when the control buyers, who above all control timing, know that they can squeeze out OPMI shareholders by offering a premium over depressed market prices. This recently happened or seems about to happen for Third Avenue positions in Imperial Credit Commercial Mortgage Common Stock and Sbarro Common. Even at the takeunder prices, though, our exits from Imperial Credit and Sbarro ought to result in profits for the Fund. Takeunders, in general, do not seem to happen often enough to really detract from the appeal of asset value investing. Furthermore, I believe that "takeunders" will be less frequent going forward than had been the case when many securities prices were ultra-depressed in the 1970's. A majority of public corporations are incorporated in Delaware. Because of changes in Delaware law, i.e., the so-called "Revlon Rules," takeunders now may be harder to complete than was the case 20 to 25 years ago.

In growth investing, most exit strategies have to revolve around selling common stocks at ever increasing prices to other OPMIs. Some businesses can grow by increasing earnings consistently, but this is almost impossible for the vast majority of companies to do. Another way of creating corporate values is to keep issuing equity once a common stock becomes overpriced in the hope of building real values. Amazon recently did this through the sale of $1.25 billion of convertible debentures, and Yahoo is in the process of trying to issue common stocks in merger transactions as are a plethora of other internet and telecommunications companies.

I've seen many speculative bubbles in my investment career. But I've yet to see one that did not have elements of fundamental reality such as seems to be the case for today's internet bubble and large cap growth bubble. (I was not around for the "tulip bulb craze"). Yet, most of the time in most of the cases, the denouement of the bubble has spelled disaster for OPMIs. I doubt things will be different this time around.

I shall write you again at the end of the next quarter.

Sincerely yours,


/s/Martin J. Whitman
--------------------
Martin J. Whitman
Chairman of the Board


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                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                                AT APRIL 30, 1999
                                   (UNAUDITED)

                           PRINCIPAL                                                                              VALUE      % OF
                           AMOUNT($)    ISSUES                                                                  (NOTE 1)  NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
BANK AND OTHER DEBT - 1.09%
Oil Services               1,356,272    Cimarron Petroleum Corp. (c) (d)                                   $    1,375,187     0.10%
                                                                                                           --------------
Retail                       295,370    Lechmere, Inc. Trade Claim (a) (c)                                          8,861
                          13,000,000    Montgomery Ward Series I 8.37%, 7/15/02 (a) (c) *                       3,055,000
                           8,571,364    Montgomery Ward Series C 9.24%, 3/15/03 (a) (c) *                       2,014,270
                          10,000,000    Montgomery Ward Series F 9.81%, 3/15/03 (a) (c) *                       2,350,000
                          26,606,561    Montgomery Ward Trade Claim (a) (c)                                     5,853,444
                                                                                                           --------------
                                                                                                               13,281,575     0.99%
                                                                                                           --------------
                                        TOTAL BANK AND OTHER DEBT
                                        (Cost $22,529,976)                                                     14,656,762
                                                                                                           --------------
------------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS - 1.08%
Medical Management        30,669,000    PhyMatrix Corp. 6.75%, due 6/15/03                                     14,491,102     1.08%
Services                                                                                                   --------------
                                        TOTAL CONVERTIBLE BONDS
                                        (Cost $15,913,538)                                                     14,491,102
                                                                                                           --------------
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - 0.56%
Bermuda Based Financial    7,500,000    CGA Special Account Trust (b) (c)                                       7,500,000     0.56%
Institutions                                                                                               --------------
                                        TOTAL CORPORATE BONDS
                                        (Cost $7,500,000)                                                       7,500,000
                                                                                                           --------------

                              SHARES
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS - 92.32%
Annuities & Mutual Fund      163,300    John Nuveen & Co., Inc. Class A                                         6,491,175
Management & Sales           518,600    Liberty Financial Companies, Inc.                                      11,636,087
                                                                                                           --------------
                                                                                                               18,127,262     1.35%
                                                                                                           --------------
Apparel Manufacturers        150,000    Kleinerts, Inc. (a) (c)                                                 1,800,000     0.13%
                                                                                                           --------------
Bermuda Based              3,341,703    CGA Group, Ltd. (a) (b) (c)                                             2,925,991
Financial Institutions        91,999    Cobalt Holdings, LLC (c)                                                      920
                             118,449    ESG Re, Ltd. (a) (c)                                                    2,006,230

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

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                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                                AT APRIL 30, 1999
                                   (UNAUDITED)

                                                                                                                  VALUE      % OF
                              SHARES    ISSUES                                                                  (NOTE 1)  NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)
Bermuda Based                110,917    LaSalle Re Holdings, Ltd.                                          $    1,629,093
Financial Institutions     1,064,516    St. George Holdings, Ltd. Class A (a) (b) (c)                             106,451
(continued)                    9,044    St. George Holdings, Ltd. Class B (a) (b) (c)                                 905
                                                                                                           --------------
                                                                                                                6,669,590     0.50%
                                                                                                           --------------
Building Products            250,000    Cummins Engine Co., Inc. (b)                                           13,375,000
& Related                    125,400    Tecumseh Products Co. Class A (b)                                       7,665,075
                             417,300    Tecumseh Products Co. Class B (b)                                      23,733,938
                                                                                                           --------------
                                                                                                               44,774,013     3.33%
                                                                                                           --------------
Business Development          72,445    Capital Southwest Corp.                                                 5,551,098     0.41%
Companies                                                                                                  --------------
Computerized Trading         223,600    Investment Technology Group, Inc.                                       7,742,150     0.57%
                                                                                                           --------------
Computers, Networks          300,000    3Com Corp. (a)                                                          7,837,500
& Software                   100,000    Novell, Inc. (a)                                                        2,225,000
                                                                                                           --------------
                                                                                                               10,062,500     0.75%
                                                                                                           --------------
Depository Institutions       53,000    Astoria Financial Corp.                                                 2,656,625
                             123,237    BankAtlantic Bancorp, Inc. Class A                                        916,575
                             100,000    Bankers Trust New York Corp.                                            9,006,250
                             218,500    Carver Bancorp, Inc. (b)                                                2,021,125
                              39,500    CNY Financial Corp.                                                       459,188
                              61,543    Commercial Federal Corp.                                                1,492,418
                             197,307    Golden State Bancorp., Inc. (a)                                         4,846,353
                              53,480    Golden State Bancorp., Inc. Warrants, 9/17/00 (a)                         778,802
                             197,307    Golden State Bancorp, Inc. Litigation Tracking Warrants (a)               369,951
                              60,000    Letchworth Independent Bancshares Corp.                                   795,000
                              69,566    Peoples Heritage Financial Group, Inc.                                  1,347,841
                                                                                                           --------------
                                                                                                               24,690,128     1.84%
                                                                                                           --------------
Financial Insurance          200,000    Ambac Financial Group, Inc.                                            12,075,000
                             133,900    Capital Re Corp.                                                        2,619,419



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                       10
================================================================================

================================================================================
                            [THIRD AVENUE FUNDS LOGO]


                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                                AT APRIL 30, 1999
                                   (UNAUDITED)


                                                                                                                  VALUE      % OF
                              SHARES    ISSUES                                                                  (NOTE 1)  NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)
Financial Insurance          608,500    Enhance Financial Services Group, Inc.                             $   12,588,344
(continued)                1,000,000    Financial Security Assurance Holdings, Ltd.                            57,125,000
                             394,673    MBIA Inc.                                                              26,541,759
                                                                                                           --------------
                                                                                                              110,949,522     8.25%
                                                                                                           --------------
Food Manufacturers           328,000    J & J Snack Foods Corp. (a)                                             7,134,000
& Purveyors                  197,200    Sbarro, Inc.                                                            5,164,175
                             109,100    Weis Markets, Inc.                                                      3,818,500
                                                                                                           --------------
                                                                                                               16,116,675     1.20%
                                                                                                           --------------
Industrial Equipment         250,000    Alamo Group, Inc.                                                       2,359,375     0.18%
                                                                                                           --------------
Industrial - Japan         2,200,000    Toyoda Automatic Loom Works, Ltd.                                      42,115,813     3.13%
                                                                                                           --------------
Insurance Holding            200,678    ACMAT Corp. Class A (a) (b)                                             2,985,085
Companies                     90,000    American International Group, Inc.                                     10,569,375
                             803,669    Danielson Holding Corp. (a) (b) (c)                                     3,968,116
                              50,000    Fund American Enterprises Holdings, Inc.                                7,200,000
                             648,200    Leucadia National Corp.                                                19,932,150
                             438,300    Risk Capital Holdings, Inc. (a)                                         6,355,350
                               5,490    Sen-Tech International Holdings, Inc. (a) (c)                           2,745,000
                                                                                                           --------------
                                                                                                               53,755,076     4.00%
                                                                                                           --------------
Life Insurance               434,536    ReliaStar Financial Corp.                                              15,969,198     1.19%
                                                                                                           --------------
Manufactured Housing          89,000    Liberty Homes, Inc. Class A                                               789,875
                              40,000    Liberty Homes, Inc. Class B                                               345,000
                               3,175    Palm Harbor Homes, Inc. (a)                                                63,897
                                                                                                           --------------
                                                                                                                1,198,772     0.09%
                                                                                                           --------------
Medical Supplies             135,500    Analogic Corp.                                                          4,979,625
& Services                   342,300    Datascope Corp. (a)                                                     9,734,156
                             994,000    Hologic, Inc. (a) (b)                                                   6,771,625
                             554,950    Prime Medical Services, Inc. (a)                                        3,988,703



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                       11
================================================================================

================================================================================
                            [THIRD AVENUE FUNDS LOGO]


                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                                AT APRIL 30, 1999
                                   (UNAUDITED)


                                                                                                                  VALUE      % OF
                              SHARES    ISSUES                                                                  (NOTE 1)  NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)
Medical Supplies             913,900    Protocol Systems, Inc. (a) (b)                                     $    5,940,350
& Services (continued)        90,750    St. Jude Medical, Inc. (a)                                              2,529,656
                                                                                                           --------------
                                                                                                               33,944,115     2.53%
                                                                                                           --------------
Natural Resources &        1,160,000    Alexander & Baldwin, Inc.                                              25,230,000
Real Estate                  331,200    Avatar Holdings, Inc. (a)                                               6,417,000
                             179,600    Catellus Development Corp. (a)                                          2,761,350
                              31,000    Consolidated-Tomoka Land Co.                                              403,000
                             550,000    Forest City Enterprises, Inc. Class A                                  13,578,125
                               7,500    Forest City Enterprises, Inc. Class B                                     186,094
                             955,000    Imperial Credit Commercial Mortgage Investment Corp.                    9,370,937
                           1,180,336    Koger Equity, Inc.                                                     17,336,185
                              14,600    LNR Property Corp.                                                        286,525
                                 846    Public Storage, Inc.                                                       23,582
                             238,200    St. Joe Co.                                                             6,059,212
                           3,045,508    Tejon Ranch Co. (b) (c)                                                61,584,192
                                                                                                           --------------
                                                                                                              143,236,202    10.66%
                                                                                                           --------------
Non-Life Insurance-Japan   7,319,000    Mitsui Marine & Fire Insurance Co., Ltd.                               40,592,522
                           6,056,000    The Chiyoda Fire & Marine Insurance Co., Ltd.                          21,613,832
                           5,316,000    The Nissan Fire & Marine Insurance Co., Ltd.                           17,636,665
                           3,246,000    The Sumitomo Marine & Fire Insurance Co., Ltd. (a)                     22,027,734
                           1,020,800    The Tokio Marine & Fire Insurance Co., Ltd.,
                                        Sponsored ADR                                                          60,354,800
                           3,000,000    The Yasuda Fire & Marine Insurance Co., Ltd.                           16,638,553
                                                                                                           --------------
                                                                                                              178,864,106    13.31%
                                                                                                           --------------
Oil Services                 950,000    Nabors Industries, Inc. (a)                                            19,534,375     1.45%
                                                                                                           --------------
Paper & Related Products 126,605,679    Repap Enterprises Inc. (a) (b)                                          8,862,398     0.66%
                                                                                                           --------------
Security Brokers,            223,600    Jefferies Group, Inc.                                                   5,114,850
Dealers &                    893,332    Legg Mason, Inc.                                                       31,154,954
Flotation Companies        1,086,250    Raymond James Financial, Inc.                                          23,422,266
                                                                                                           --------------
                                                                                                               59,692,070     4.44%
                                                                                                           --------------



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                       12
================================================================================

================================================================================
                            [THIRD AVENUE FUNDS LOGO]


                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                                AT APRIL 30, 1999
                                   (UNAUDITED)


                                                                                                                  VALUE      % OF
                              SHARES    ISSUES                                                                  (NOTE 1)  NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)
Semiconductor                356,800    ADE Corp. (a)                                                      $    3,657,200
Equipment Manufacturers      400,000    Applied Materials, Inc. (a)                                            21,450,000
and Related                1,748,000    AVX Corp.                                                              34,413,750
                           1,004,500    C.P. Clare Corp. (a) (b)                                                4,018,000
                           1,600,300    Electro Scientific Industries, Inc. (a) (b)                            61,011,438
                           1,882,500    Electroglas, Inc. (a) (b)                                              25,766,719
                           2,820,900    FSI International, Inc. (a) (b)                                        19,569,994
                             631,700    GaSonics International Corp. (a)                                        7,580,400
                             369,200    KLA-Tencor Corp. (a)                                                   18,321,550
                             376,400    Lam Research Corp. (a)                                                 11,856,600
                             300,000    Photronics, Inc. (a)                                                    7,181,250
                           4,234,800    Silicon Valley Group, Inc. (a) (b)                                     56,111,100
                           1,605,000    SpeedFam International, Inc. (a) (b)                                   18,457,500
                             663,200    Veeco Instruments, Inc. (a)                                            25,533,200
                                                                                                           --------------
                                                                                                              314,928,701    23.43%
                                                                                                           --------------
Small-Cap Technology         108,750    AFC Cable Systems, Inc. (a)                                             3,588,750
                             230,000    Evans & Sutherland Computer Corp. (a)                                   4,025,000
                             565,700    Glenayre Technologies, Inc. (a)                                         1,873,881
                             424,000    Hypercom Corp. (a)                                                      2,756,000
                             154,800    Integrated Systems, Inc. (a)                                            2,109,150
                             412,200    Planar Systems, Inc. (a)                                                3,039,975
                              33,529    SunGard Data Systems Inc. (a)                                           1,070,836
                             612,000    Texas Micro, Inc. (a)                                                   2,754,000
                             306,900    Vertex Communications Corp. (a) (b)                                     4,795,312
                                                                                                           --------------
                                                                                                               26,012,904     1.93%
                                                                                                           --------------
Title Insurance            3,075,000    First American Financial Corp. (b)                                     54,965,625
                             975,700    Stewart Information Services Corp. (b)                                 38,967,019
                                                                                                           --------------
                                                                                                               93,932,644     6.99%
                                                                                                           --------------



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                       13
================================================================================

================================================================================
                            [THIRD AVENUE FUNDS LOGO]


                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                                AT APRIL 30, 1999
                                   (UNAUDITED)


                                                                                                                  VALUE      % OF
                              SHARES    ISSUES                                                                  (NOTE 1)  NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONTINUED)
                                        TOTAL COMMON STOCKS AND WARRANTS
                                        (Cost $957,535,215)                                                $1,240,888,687
                                                                                                           --------------
------------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCK - 1.57%
Bermuda Based                562,236    CGA Group, Ltd., Series A (b) (c)                                      14,055,902
Financial Institutions     6,045,667    CGA Group, Ltd., Series C (b) (c)                                       7,039,179
                                                                                                           --------------
                                                                                                               21,095,081     1.57%
                                                                                                           --------------
Insurance Companies            4,775    Ecclesiastical Insurance, 8.625%                                           10,091     0.00%
                                                                                                           --------------
                                        TOTAL PREFERRED STOCK
                                        (Cost $18,881,254)                                                     21,105,172
                                                                                                           --------------

                          SHARES OR
                          INVESTMENT
                          AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
OTHER INVESTMENTS - 1.71%
Bermuda Based             $2,215,000    ESG Partners, LP (c)                                                    1,948,847     0.14%
Financial Institutions                                                                                     --------------
Financial Insurance      $15,000,000    American Capital Access Holdings, LLC (c)                              15,000,000
                            $380,000    Insurance Partners II Equity Fund, LP (c)                                 380,000
                                                                                                           --------------
                                                                                                               15,380,000     1.14%
                                                                                                           --------------
Foreign Currency Swap    $50,000,000    Bear Stearns Currency Swap,
Contracts                               Termination Date10/26/99 (c) (e)                                         (448,146)
                         $90,000,000    Bear Stearns Currency Swap,
                                        Termination Date 4/22/00 (c) (f)                                          954,461
                                                                                                           --------------
                                                                                                                  506,315     0.04%
                                                                                                           --------------
Foreign Option Contracts $50,000,000    Japanese Yen June 1999 Put Options (c) (g)                                      0
                         $15,000,000    Japanese Yen January 2000 Put Options (c) (h)                             282,750
                                                                                                           --------------
                                                                                                                  282,750     0.02%
                                                                                                           --------------



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                       14
================================================================================

================================================================================
                            [THIRD AVENUE FUNDS LOGO]


                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                                AT APRIL 30, 1999
                                   (UNAUDITED)


                          SHARES OR
                          INVESTMENT                                                                              VALUE      % OF
                          AMOUNT        ISSUES                                                                  (NOTE 1)  NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
OTHER INVESTMENTS (CONTINUED)
Insurance Holding         $3,722,756    Head Insurance Investors LP (c)                                    $    3,722,756
Companies                        100    HIPI Holdings, Inc. (c)                                                 1,267,448
                                                                                                           --------------
                                                                                                                4,990,204     0.37%
                                                                                                           --------------
                                        TOTAL OTHER INVESTMENTS
                                        (Cost $23,814,789)                                                     23,108,116
                                                                                                           --------------
------------------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 1.30%
Repurchase Agreements    $14,358,674    Bear Stearns 4.88%, due date May 3, 1999 (i)                           14,358,674     1.07%
                                                                                                           --------------
U.S. Treasury Bills       $1,517,000    U.S. Treasury Bill 4.51%, 05/13/99                                      1,514,813
                          $1,583,000    U.S. Treasury Bill 4.39%, 11/12/99 (j)                                  1,545,234
                                                                                                           --------------
                                                                                                                3,060,047     0.23%
                                                                                                           --------------
                                        TOTAL SHORT TERM INVESTMENTS
                                        (Cost $17,419,744)                                                     17,418,721
                                                                                                           --------------
                                        TOTAL INVESTMENT PORTFOLIO - 99.63%
                                        (Cost $1,063,594,516)                                               1,339,168,560
                                                                                                           --------------
                                        CASH AND OTHER ASSETS
                                        LESS LIABILITIES - 0.37%                                                4,981,223
                                                                                                           --------------
                                        NET ASSETS - 100.00%                                               $1,344,149,783
                                        (Applicable to 42,610,839                                          ==============
                                        shares outstanding)

                                        NET ASSET VALUE PER SHARE                                                 $31.54
                                                                                                                  ======

Notes:
(a) Non-income producing securities.
(b) Affiliated issuers-as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).
(c) Restricted/fair valued securities.
(d) Interest accrued at a current rate of prime + 2%.
(e) The Fund is selling 5.9 billion Yen and paying an interest rate of 0.14% in exhange for 50 million U.S. Dollars and an interest rate of 4.63%.
(f) The Fund is selling 10.8 billion Yen and paying an interest rate of 0.22% in exhange for 90 million U.S. Dollars and an interest rate of 5.18%.
(g) 50 million U.S. Dollar notional amount may be exercised on June 8, 1999 to sell 7.5 billion Japanese Yen at a strike price of 150.45.
(h) 15 million U.S. Dollar notional amount may be exercised on January 10, 2000 to sell 1.9 billion Japanese Yen at a strike price of 125.00.
(i) Repurchase agreement collateralized by:
    U.S. Treasury Strips, par value $9,210,000, matures 2/15/06: market value $6,386,582.
    U.S. Treasury Strips, par value $17,660,000, matures 11/15/13: market value $7,466,825.
    U.S. Treasury Strips, par value $3,122,000, matures 2/15/22: market value $794,174.
(j) Security segregated for future Fund commitments.
*   Issuer in default.
ADR: American Depository Receipt.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                       15
================================================================================

================================================================================
                            [THIRD AVENUE FUNDS LOGO]


                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 1999
                                   (UNAUDITED)

ASSETS:
Investments at value (Notes 1 and 4):
 Unaffiliated issuers (identified cost of $651,882,855)          $  886,970,521
 Affiliated issuers (identified cost of $411,711,661)               452,198,039
                                                                 --------------
  Total investments (identified cost of $1,063,594,516)           1,339,168,560
Cash and cash equivalents (Note 1)                                      993,504
Receivable for securities sold                                        5,046,499
Receivable for fund shares sold                                       1,427,527
Dividends and interest receivable                                     3,589,057
Other assets                                                            144,052
                                                                 --------------
  Total assets                                                    1,350,369,199
                                                                 --------------
LIABILITIES:
Payable for fund shares redeemed                                      4,782,198
Payable to investment adviser                                           993,503
Accounts payable and accrued expenses                                   346,091
Payable for service fees (Note 3)                                        81,225
Other liabilities                                                        16,399
Commitments (Note 6)                                                         --
                                                                 --------------
  Total liabilities                                                   6,219,416
                                                                 --------------
  Net assets                                                     $1,344,149,783
                                                                 ==============
SUMMARY OF NET ASSETS:
Common stock, unlimited shares authorized, no par value,
  42,610,839 shares outstanding                                  $1,019,279,321
Accumulated undistributed net investment income                       2,376,674
Accumulated undistributed net realized gains from
  investment transactions                                            46,936,143
Net unrealized appreciation of investments and
  translation of foreign currency denominated
  assets and liabilities                                            275,557,645
                                                                 --------------
  Net assets applicable to capital shares outstanding            $1,344,149,783
                                                                 ==============
Net asset value, offering and redemption price per share                 $31.54
                                                                         ======

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                       16
================================================================================

================================================================================
                            [THIRD AVENUE FUNDS LOGO]


                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                             STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED APRIL 30, 1999
                                   (UNAUDITED)

INVESTMENT INCOME:
 Interest - unaffiliated issuers                                     $5,239,047
 Interest - affiliated issuers                                          152,847
 Dividends - unaffiliated issuers (net of foreign
   withholding tax of $246,070)                                       5,845,502
 Dividends - affiliated issuers                                       1,721,013
                                                                    -----------
  Total investment income                                            12,958,409
                                                                    -----------
EXPENSES:
 Investment advisory fees (Note 3)                                    6,734,248
 Transfer agent fees                                                    411,427
 Service  fees (Note 3)                                                 396,647
 Reports to  shareholders                                               210,753
 Administration fees  (Note  3)                                         138,047
 Custodian  fees                                                         86,923
 Accounting services                                                     61,602
 Registration and filing fees                                            54,548
 Legal fees                                                              47,792
 Auditing and tax consulting fees                                        37,906
 Miscellaneous expenses                                                  37,192
 Insurance expenses                                                      36,003
 Directors' fees and expenses                                            29,220
                                                                    -----------
  Total operating expenses                                            8,282,308
                                                                    -----------
  Net investment income                                               4,676,101
                                                                    -----------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
 Net realized gains on investments - unaffiliated issuers            71,525,050
 Net realized losses on investments - affiliated issuers             (4,152,789)
 Net realized losses on foreign currency transactions                (3,639,449)
 Net change in unrealized appreciation on investments                16,364,064
 Net change in unrealized appreciation on foreign
   currency swap contracts                                              850,070
 Net change in unrealized depreciation on translation
   of other assets and liabilities denominated in foreign currency      (35,236)
                                                                    -----------
  Net realized and unrealized gains on investments                   80,911,710
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $85,587,811
                                                                    ===========


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                       17
================================================================================

================================================================================
                            [THIRD AVENUE FUNDS LOGO]


                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                   FOR THE
                                                                                 SIX MONTHS         FOR THE
                                                                                    ENDED            YEAR
                                                                                   4/30/99           ENDED
                                                                                 (UNAUDITED)       10/31/98
                                                                                 -----------       --------
OPERATIONS:
 Net investment income                                                      $    4,676,101    $   25,313,637
 Net realized gains (losses) on investments - unaffiliated issuers              71,525,050       (38,668,472)
 Net realized gains (losses) on investments - affiliated issuers                (4,152,789)       20,587,312
 Net realized gains (losses) on foreign currency transactions                   (3,639,449)        2,393,487
 Net change in unrealized appreciation (depreciation) on investments            16,364,064       (81,803,887)
 Net change in unrealized appreciation (depreciation) on foreign
   currency swap contracts                                                         850,070          (343,755)
 Net change in unrealized depreciation on translation of other
   assets and liabilities denominated in foreign currency                          (35,236)       (2,686,163)
                                                                            --------------    --------------
 Net increase (decrease) in net assets resulting from operations                85,587,811       (75,207,841)
                                                                            --------------    --------------
DISTRIBUTIONS:
 Dividends to shareholders from net investment income                          (19,923,161)      (21,900,312)
 Distributions to shareholders from net realized gains on investments                   --        (8,575,897)
                                                                            --------------    --------------
                                                                               (19,923,161)      (30,476,209)
                                                                            --------------    --------------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from sale of shares                                                  130,340,338       626,685,681
 Net asset value of shares issued in reinvestment of dividends
   and distributions                                                            18,679,522        27,594,318
 Cost of shares redeemed                                                      (411,245,793)     (654,125,198)
                                                                            --------------    --------------
 Net increase (decrease) in net assets resulting from capital
   share transactions                                                         (262,225,933)          154,801
                                                                            --------------    --------------
 Net decrease in net assets                                                   (196,561,283)     (105,529,249)
 Net assets at beginning of period                                           1,540,711,066     1,646,240,315
                                                                            --------------    --------------
 Net assets at end of period
  (including undistributed net investment income of $2,376,674
  and $17,623,734, respectively)                                            $1,344,149,783    $1,540,711,066
                                                                            ==============    ==============


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                                       18
================================================================================

================================================================================
                            [THIRD AVENUE FUNDS LOGO]


                               THIRD AVENUE TRUST
                             THIRD AVENUE VALUE FUND
                              FINANCIAL HIGHLIGHTS

SELECTED DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD) AND RATIOS ARE AS
FOLLOWS:


                                                  FOR THE
                                                 SIX MONTHS
                                                    ENDED                          YEARS ENDED OCTOBER 31,
                                                  04/30/99         --------------------------------------------------------
                                                 (UNAUDITED)        1998          1997        1996        1995        1994
                                                 -----------        ----          ----        ----        ----        ----
Net Asset Value, Beginning of Period                $30.16         $31.94        $24.26      $21.53      $18.01      $17.92
                                                    ------         ------        ------      ------      ------      ------
Income (loss) from Investment Operations:
 Net investment income                                 .11            .48           .48         .53         .38         .29
 Net gain (loss) on securities
  (both realized and unrealized)                      1.67          (1.69)         7.92        2.76        3.53         .16
                                                    ------         ------        ------      ------      ------      ------
 Total from Investment Operations                     1.78          (1.21)         8.40        3.29        3.91         .45
                                                    ------         ------        ------      ------      ------      ------
Less Distributions:
 Dividends from net investment income                 (.40)          (.41)         (.57)       (.41)       (.25)       (.22)
 Distributions from realized gains                     .00           (.16)         (.15)       (.15)       (.14)       (.14)
                                                    ------         ------        ------      ------      ------      ------
 Total Distributions                                  (.40)          (.57)         (.72)       (.56)       (.39)       (.36)
                                                    ------         ------        ------      ------      ------      ------
Net Asset Value, End of Period                      $31.54         $30.16        $31.94      $24.26      $21.53      $18.01
                                                    ------         ------        ------      ------      ------      ------
                                                    ======         ======        ======      ======      ======      ======
Total Return                                          5.88%1        (3.86%)       35.31%      15.55%      22.31%       2.56%
Ratios/Supplemental Data:
 Net Assets, End of period (in thousands)       $1,344,150     $1,540,711    $1,646,240    $566,847    $312,722    $187,192
 Ratio of Expenses to Average Net Assets              1.11%2         1.08%         1.13%       1.21%       1.25%       1.16%
 Ratio of Net Income to Average Net Assets            0.62%2         1.44%         2.10%       2.67%       2.24%       1.85%
 Portfolio Turnover Rate                                 4%1           24%           10%         14%         15%          5%

1 Not Annualized
2 Annualized


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

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                                       19
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                            [THIRD AVENUE FUNDS LOGO]



                        THIRD AVENUE SMALL-CAP VALUE FUND

Dear Fellow Shareholders:

At April 30, 1999, the end of the second fiscal quarter of 1999, the unaudited net asset value attributable to the 12,077,920 common shares outstanding of Third Avenue Small-Cap Value Fund ("Small-Cap Value" or the "Fund") was $11.06, compared with the Fund's unaudited net asset value at January 31, 1999 of $11.91. At May 20, 1999, the unaudited net asset value was $11.59.

QUARTERLY ACTIVITY

During the quarter, Small-Cap Value established new positions in the common stocks of two companies, added to four of its 42 existing positions, and reduced or eliminated its holdings in nine companies. At April 30, 1999, Small-Cap Value held positions in 41 companies, the top 10 positions of which accounted for approximately 42% of the Fund's net assets. At quarter's end, approximately 7% of the Fund's assets were in cash and cash equivalents.

NUMBER OF SHARES              NEW POSITIONS ACQUIRED

143,100                       Gleason Corp. Common
                              Stock ("Gleason Common")

42,500                        LaSalle Re Holdings, Ltd. Common
                              Stock ("LaSalle Common")
                              Increases in Existing Positions

143,100                       Alamo Group, Inc. Common
                              Stock ("Alamo Common")

90,800                        Capital Re Corp. Common Stock
                              ("Capital Re Common")

25,100                        Evans & Sutherland Computer Corp. Common Stock
                              ("E&S Common")

31,000                        First American Financial Corp. Common Stock
                              ("First American Common")

                              POSITIONS ELIMINATED OR REDUCED

10,000                        Acuson Corp. Common Stock
                              ("Acuson Common")

36,800                        Boston Communications Group, Inc. Common Stock
                              ("BCG Common")

89,900                        Glenayre Technologies, Inc. Common Stock
                              ("Glenayre Common")

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                                       20
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                            [THIRD AVENUE FUNDS LOGO]



NUMBER OF SHARES                     POSITIONS ELIMINATED OR REDUCED (CONTINUED)

28,500                               Hologic, Inc. Common Stock
                                     ("Hologic Common")

111,500                              PictureTel Corp. Common Stock
                                     ("PictureTel Common")

244,800                              Shiva Corp. Common Stock
                                     ("Shiva Common")

122,000                              Sparton Corp. Common Stock
                                     ("Sparton Common")

40,300                               ValueVision International, Inc.
                                     Class A Common Stock
                                     ("ValueVision Common")

21,000                               Xircom, Inc. Common Stock
                                     ("Xircom Common")

Small-Cap Value Fund added two new positions during the quarter, Gleason Corporation and LaSalle Re Holdings. Founded in 1865, Rochester-based Gleason is a world leader in the manufacture of gear production equipment and related tools. The company's end markets include the automotive and truck industries, as well as the construction, aerospace, farm and marine markets. Despite very modest financial leverage, the business historically has generated returns on equity in excess of 20%. With an under-leveraged balance sheet and cash generation in excess of current needs, the company seems well positioned to enhance value, either through acquisitions or returning capital to shareholders. Management seems to run a conservative show, and much of the company's installed base of equipment seems ripe for replacement or upgrade. Despite all of these positive characteristics, Gleason's business is headed for at least a temporary slowdown. Its current backlog of orders has shrunk from year ago levels and earnings are likely to contract, at least in the near-term.

LaSalle Re Holdings is a property and casualty reinsurer with a focus on catastrophe coverages. The company's contracts with primary insurers cover an array of man-made and natural disasters. 1998 was an unusually tough year for reinsurers, owing to a nearly unique confluence of events. Industry studies indicate that 1998 insured losses totaled $17.5 billion - more than 2.5 times the 1997 figure - including three billion-dollar events. Catastrophic events ranged from Hurricane Georges to satellite losses to the Yangtze floods. LaSalle was not immune from these events, reporting significant losses during the past couple of quarters after years of excellent results.

The problems plaguing the insurance industry go beyond 1998's record insured losses, however. Extraordinary losses for the industry coincide with industry-wide structural problems, namely too much capacity. Overcapacity for much of the insurance industry (e.g., excess capital built up during the past few years as a result of the bull market and favorable underwriting results) has today resulted in a brutal pricing environment for many insurers and reinsurers. Partly as a result of this difficult environment, both the insurance and reinsurance industries have begun consolidating. The best known of the 1998 reinsurance deals, of course, involved Berkshire Hathaway's purchase of General Re. But other, lesser-known deals, for example, EXEL Limited's purchase of 73% of Mid Ocean Limited; Swiss Re's purchase of Life Re; GE Capital's purchase of Kemper Re; XL Capital's purchase of NAC Re; and Ace Limited's purchase of Cat Limited, highlight an important and growing trend of consolidation in the reinsurance markets.


--------------------------------------------------------------------------------
                                       21
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                            [THIRD AVENUE FUNDS LOGO]



The extraordinary losses suffered by the industry in 1998, while hard on investors, are probably healthy for the industry longer-term as they eliminate capacity. Extraordinary losses, coupled with substantial consolidation, should help to restore the reinsurance industry to some level of health, manifested by more disciplined underwriting and improved pricing.

Today, one can buy LaSalle's common stock at prices probably well below what an acquirer might pay for the whole company and well below a reasonable liquidation value of the company's assets and liabilities. It's unclear whether LaSalle can continue to stand alone as an independent entity. Given trends in the industry, it may well make sense for LaSalle to become part of a larger organization.

Much of the Fund's disposition activity during the quarter arose from the need to raise cash in order to meet shareholder redemptions and a desire to maintain cash on the order of 5% to 10% of assets. The actual dollar amount of redemptions, while disappointing, is by no means life threatening. However, the cash generation activity has forced the Fund to part with positions that I probably would not otherwise sell. From that perspective, the redemptions are an irritant because they have, in some real sense, altered our approach to investing. It goes without saying -- but it bears repeating because much of the sales do not reflect portfolio company fundamentals -- that all trading is done with an eye toward minimizing adverse tax consequences and expenses.

Sales of BCG Common, ValueVision Common and Xircom Common were conducted in response to market price appreciation that exceeded our view of the longer-term, economic values inherent in the businesses. Shiva Common was sold to Intel Corporation. Small-Cap Value Fund also sold all or a portion of its positions in Acuson, Glenayre, Hologic and PictureTel Common as it appeared that, in each instance, permanent impairments of capital had occurred. Sparton Common was a small position that was unlikely to play an important part in the portfolio going forward.

REFLECTING ON FUND PERFORMANCE

At April 1, 1999, Small-Cap Value Fund passed its second anniversary. The record, while probably too short to draw any firm conclusions, has fallen short of my own goals and merits some deeper reflection. Below, I have tried to quantify the main "anchors" weighing most negatively on the Fund's portfolio performance, and speak qualitatively about what the numbers might mean.

As outlined in the table below, five issues -- in a portfolio of 41 companies -- account for almost the entire unrealized loss at April 30, 1999 of $16.5 million. Translated, roughly one out of eight picks had a disproportionately large and negative impact on the Fund's value. What's common to each of these positions is their large size (based on the Fund's cost) relative to the portfolio. In almost every case, these positions were added at a time of rapid growth for the Fund, a time when the Fund looked like it might become much, much larger than it is today, and the positions, as a percent of Fund assets, would become significantly smaller than they are today. In some sense then, these disappointments -- and it's premature to call them mistakes at this point as further described below -- may be attributed more to position size rather than to actual stock selection.


--------------------------------------------------------------------------------
                                       22
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

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                            [THIRD AVENUE FUNDS LOGO]


Largest contributors to current unrealized losses at 4/30/99

                           UNREALIZED LOSS    UNREALIZED LOSS       % DOWN VS.
ISSUE                       ($ MILLIONS)       ($ PER SHARE)        COST BASIS
CP Clare                       ($3.9)               $0.32               65%
Nissan Fire & Marine           ($2.9)               $0.24               27%
SpeedFam International         ($2.9)               $0.24               45%
FSI International              ($2.8)               $0.23               50%
Spectran                       ($2.2)               $0.18               43%
                              ------                -----
Totals                        ($14.7)               $1.21                --

Our positions in the semiconductor equipment companies SpeedFam and FSI remain deeply undervalued, as a bear market for smaller company equipment stocks continues to persist. Parenthetically, it's worth noting that both SpeedFam and FSI had enjoyed a brief, one-quarter, respite from the bear market and, as recently as January, were at break-even relative to our cost. The rapid erosion in market value since January -- approximating 50% -- has been disappointing, but also is suggestive of how quickly the values may be restored.

Our position in Japanese insurer Nissan also remains undervalued by almost any measure. Despite a 24% increase in Nissan's share price during the past quarter, the shares remain well below our cost basis.

CP Clare has encountered difficulties in its business, though it's not clear at the time of this writing that it has experienced a permanent impairment of capital, a catalyst for sale from the portfolio. Spectran's business operations have improved, but conditions in its fiber optic markets remain highly competitive.

We draw some measure of comfort, and you may as well, knowing that the Fund's major value detractors are isolated to a small handful of issues. More importantly, shares of these companies almost certainly remain deeply discounted to their business values and may turn out to be tremendous generators of value for the Fund down the track. Overall, the Fund's price to value ratio continues to be very compelling for both long-time as well as new investors.

Sincerely,


/S/Curtis Jensen
----------------
Curtis Jensen
Co-manager, Third Avenue Small-Cap Value Fund


--------------------------------------------------------------------------------
                                       23
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
================================================================================
                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                                AT APRIL 30, 1999
                                   (UNAUDITED)

                                                                                                                 VALUE      % OF
                           SHARES       ISSUES                                                                 (NOTE 1)  NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 92.48%

Bermuda Based Financial    42,500    LaSalle Re Holdings, Ltd.                                               $    624,219     0.47%
Institutions                                                                                                 ------------

Construction-Japan        431,900    Sawako Corp., Sponsored ADR (b)                                            2,375,450     1.78%
                                                                                                             ------------

Financial Insurance       135,800    Capital Re Corp.                                                           2,656,587
                           60,300    Financial Security Assurance Holdings Ltd. (b)                             3,444,637
                          113,324    MBIA Inc.                                                                  7,621,039
                                                                                                             ------------
                                                                                                               13,722,263    10.27%
                                                                                                             ------------
Industrial Equipment      286,600    Alamo Group, Inc. (b)                                                      2,704,787
                          143,100    Gleason Corp.                                                              2,441,644
                                                                                                             ------------
                                                                                                                5,146,431     3.85%
                                                                                                             ------------
Life Insurance            179,000    FBL Financial Group, Inc. Class A (b)                                      3,557,625     2.66%
                                                                                                             ------------
Manufactured Housing      184,300    Skyline Corp.                                                              5,402,294     4.04%
                                                                                                             ------------
Media                     139,700    ValueVision International, Inc. Class A (a)                                2,008,187     1.50%
                                                                                                             ------------
Medical Supplies           84,000    Hologic, Inc. (a)                                                            572,250
& Services                278,000    Protocol Systems, Inc. (a) (b)                                             1,807,000
                                                                                                             ------------
                                                                                                                2,379,250     1.78%
                                                                                                             ------------
Natural Resources &       187,500    Alexander & Baldwin, Inc.                                                  4,078,125
Real Estate               241,400    Alico, Inc.                                                                3,922,750
                          238,500    Avatar Holdings, Inc. (a ) (b)                                             4,620,938
                          126,900    Cabot Industrial Trust                                                     2,585,587
                          234,300    Deltic Timber Corp.                                                        6,501,825
                          206,000    Koger Equity, Inc.                                                         3,025,625
                          200,000    Tejon Ranch Co. (d)                                                        4,044,264
                        1,104,700    The TimberWest Forest Corp. (Canada)                                       7,585,625
                                                                                                             ------------
                                                                                                               36,364,739    27.21%
                                                                                                             ------------
Non-Life                2,425,000    The Nissan Fire & Marine
Insurance-Japan                      Insurance Co., Ltd.                                                        8,045,318     6.02%
                                                                                                             ------------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

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                                       24
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
================================================================================
                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                                AT APRIL 30, 1999
                                   (UNAUDITED)

                                                                                                                VALUE      % OF
                           SHARES       ISSUES                                                                 (NOTE 1)  NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)

Paper & Related        13,000,000       Repap Enterprises Inc. (a)                                           $    910,000     0.68%
Products                                                                                                     ------------

Retail                    426,100       HomeBase, Inc. (a) (b)                                                  2,130,500
                          261,700       Value City Department Stores, Inc. (a)                                  2,257,162
                                                                                                             ------------
                                                                                                                4,387,662     3.29%
                                                                                                             ------------
Semiconductor             520,000       C.P. Clare Corp. (a) (c)                                                2,080,000
Equipment Manufacturers   154,500       Electroglas, Inc. (a)                                                   2,114,719
and Related               417,400       FSI International, Inc. (a)                                             2,895,713
                          164,200       Silicon Valley Group, Inc. (a)                                          2,175,650
                          309,200       SpeedFam International, Inc. (a)                                        3,555,800
                                                                                                             ------------
                                                                                                               12,821,882     9.60%
                                                                                                             ------------
Technology                275,000       ACT Networks, Inc. (a)                                                  4,950,000
                           25,000       Bel Fuse, Inc. Class A (a)                                                951,563
                           40,700       Bel Fuse, Inc. Class B (a)                                              1,343,100
                           80,600       Boston Communications Group, Inc. (a)                                     826,150
                          326,900       Centigram Communications Corp. (a) (c)                                  2,942,100
                          158,300       Evans & Sutherland Computer Corp. (a) (b)                               2,770,250
                          167,400       Glenayre Technologies, Inc. (a)                                           554,513
                           50,000       PictureTel Corp. (a)                                                      412,500
                          370,300       Planar Systems, Inc. (a)                                                2,730,963
                          101,500       Rofin-Sinar Technologies, Inc. (a) (b)                                    596,313
                          490,600       SpecTran Corp. (a) (b) (c)                                              2,820,950
                          108,400       Xircom, Inc. (a)                                                        2,439,000
                                                                                                             ------------
                                                                                                               23,337,402    17.47%
                                                                                                             ------------
Title Insurance           139,000       First American Financial Corp.                                          2,484,625     1.86%
                                                                                                             ------------
                                        TOTAL COMMON STOCKS
                                        (Cost $139,878,539)                                                   123,567,347
                                                                                                             ------------


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

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                                       25
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
================================================================================
                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                                AT APRIL 30, 1999
                                   (UNAUDITED)

                           PRINCIPAL                                                                            VALUE       % OF
                           AMOUNT($)    ISSUES                                                                 (NOTE 1)  NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
OTHER INVESTMENTS - 0.06%

Foreign Option Contracts   7,000,000    Canadian Dollar July 1999 Put Options (d) (e)                        $      5,338
                           6,500,000    Japanese Yen February 2000 Put Options (d) (f)                             75,725
                                                                                                             ------------

                                        TOTAL OTHER INVESTMENTS
                                        (Cost $268,150)                                                            81,063     0.06%
                                                                                                             ------------

-----------------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 7.16%

Repurchase Agreements      9,568,942    Bear Stearns 4.88%, due date May 3, 1999 (g)                            9,568,942     7.16%
                                                                                                             ------------

                                        TOTAL SHORT TERM INVESTMENTS
                                        (Cost $9,568,942)

                                        TOTAL INVESTMENT PORTFOLIO - 99.70%
                                        (Cost $149,715,631)                                                   133,217,352
                                                                                                             ------------

                                        CASH AND OTHER ASSETS
                                        LESS LIABILITIES - 0.30%                                                  406,563
                                                                                                             ------------

                                        NET ASSETS - 100.00%                                                 $133,623,915
                                                                                                             ------------
                                        (Applicable to 12,077,920
                                        shares outstanding)

                                        NET ASSET VALUE PER SHARE                                                  $11.06
                                                                                                                   ======

Notes:
(a)  Non-income producing securities.
(b)  Securities in whole or in part on loan. (See Note 1)
(c) Affiliated issuers-as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).
(d)  Restricted/fair valued securities.
(e) 7 million U.S. Dollar notional amount may be exercised on July 2,1999 to sell 10.6 million Canadian Dollars at a strike price of 1.52.
(f) 6.5 million U.S. Dollar notional amount may be exercised on February 23, 2000 to sell 854.8 million Japanese Yen at a strike price of 131.50.
(g)  Repurchase agreement collateralized by:
     Paine Webber Mortgage Acceptance Corp., par value $12,340,000, 6.75%, matures 9/25/28: market value $9,772,517.
ADR: American Depository Receipt.



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

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                                       26
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
================================================================================
                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 1999
                                   (UNAUDITED)

ASSETS:
Investments at value (Notes 1 and 4):
 Unaffiliated issuers (identified cost of $133,751,602)            $125,374,302
 Affiliated issuers (identified cost of $15,964,029)                  7,843,050
                                                                   ------------
  Total investments (identified cost of $149,715,631)               133,217,352
                                                                   ------------
Cash and cash equivalents (Note 1)                                      103,871
Receivable for securities sold                                          604,401
Receivable for fund shares sold                                         630,922
Dividends and interest receivable                                       283,717
Collateral on loaned securities (Note 1)                              8,875,129
Deferred organizational costs (Note 1)                                   31,713
Other assets                                                             13,247
                                                                   ------------
  Total assets                                                      143,760,352
                                                                   ------------

LIABILITIES:
Payable for securities purchased                                        456,201
Payable for fund shares redeemed                                        652,926
Payable to investment adviser                                            96,543
Accounts payable and accrued expenses                                    48,308
Payable for service fees (Note 3)                                         7,330
Collateral on loaned securities (Note 1)                              8,875,129
                                                                   ------------
  Total liabilities                                                  10,136,437
                                                                   ------------
  Net assets                                                       $133,623,915
                                                                   ============
SUMMARY OF NET ASSETS:
Common stock, unlimited shares authorized,
  no par value, 12,077,920 shares outstanding                      $147,770,447
Accumulated undistributed net investment income                         132,454
Accumulated undistributed net realized gains
  from investment transactions                                        2,216,675
Net unrealized depreciation of investments and translation of
  foreign currency denominated assets and liabilities               (16,495,661)
                                                                   ------------
  Net assets applicable to capital shares outstanding              $133,623,915
                                                                   ============
Net asset value, offering and redemption price per share                 $11.06
                                                                          =====


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

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                                       27
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
================================================================================
                            [THIRD AVENUE FUNDS LOGO]


                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                             STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED APRIL 30, 1999
                                   (UNAUDITED)

INVESTMENT INCOME:
 Interest                                                            $  436,358
 Dividends (net of foreign withholding tax of $59,291)                  898,482
                                                                     ----------
  Total investment income                                             1,334,840
                                                                     ----------
EXPENSES:
 Investment advisory fees (Note 3)                                      635,056
 Transfer agent fees                                                     50,839
 Administration fees (Note 3)                                            37,153
 Service fees (Note 3)                                                   37,063
 Directors' fees and expenses                                            24,910
 Accounting services                                                     23,803
 Reports to shareholders                                                 19,562
 Auditing and tax consulting fees                                        15,953
 Legal fees                                                              15,521
 Custodian fees                                                          15,182
 Registration and filing fees                                            12,893
 Amortization of organizational expenses (Note 1)                         5,394
 Miscellaneous expenses                                                   4,711
 Insurance expenses                                                       2,766
                                                                     ----------
  Total operating expenses                                              900,806
                                                                     ----------
  Net investment income                                                 434,034
                                                                     ----------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
 Net realized gains on investments                                    3,143,788

 Net realized losses on foreign currency transactions                  (124,645)
 Net change in unrealized appreciation on investments                 2,650,956

 Net change in unrealized appreciation on translation of
   other assets and liabilities denominated in foreign currency           6,421
                                                                     ----------
  Net realized and unrealized gains on investments                    5,676,520
                                                                     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $6,110,554
                                                                     ==========



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

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                                       28
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
================================================================================
                            [THIRD AVENUE FUNDS LOGO]


                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                   FOR THE
                                                                                 SIX MONTHS           FOR THE
                                                                                    ENDED              YEAR
                                                                                   4/30/99             ENDED
                                                                                 (UNAUDITED)         10/31/98
                                                                                 -----------         --=-----
OPERATIONS:
 Net investment income                                                         $   434,034       $   996,458
 Net realized gains (losses) on investments                                      3,143,788          (642,191)
 Net realized losses on foreign currency transactions                             (124,645)           (5,424)
 Net change in unrealized appreciation (depreciation) on investments             2,650,956       (22,461,400)
 Net change in unrealized appreciation on translation of
  other assets and liabilities denominated in foreign currency                       6,421            70,197
                                                                               -----------       -----------
 Net increase (decrease) in net assets resulting from operations                 6,110,554       (22,042,360)
                                                                               -----------       -----------
DISTRIBUTIONS:
 Dividends to shareholders from net investment income                           (1,130,515)         (565,144)
                                                                               -----------       -----------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from sale of shares                                                   35,119,626       130,078,067
 Net asset value of shares issued in reinvestment of
   dividends and distributions                                                   1,086,390           547,053
 Cost of shares redeemed                                                       (47,119,361)      (75,716,241)
                                                                               -----------       -----------
 Net increase (decrease) in net assets resulting from
   capital share transactions                                                  (10,913,345)       54,908,879
                                                                               -----------       -----------
 Net increase (decrease) in net assets                                          (5,933,306)       32,301,375
 Net assets at beginning of period                                             139,557,221       107,255,846
                                                                               -----------       -----------
 Net assets at end of period
  (including undistributed net investment income of
  $132,454 and $828,935, respectively)                                        $133,623,915      $139,557,221
                                                                              ============      ============



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

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                               THIRD AVENUE TRUST
                        THIRD AVENUE SMALL-CAP VALUE FUND
                              FINANCIAL HIGHLIGHTS

SELECTED DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
AND RATIOS ARE AS FOLLOWS:

                                                FOR THE
                                               SIX MONTHS    FOR THE    FOR THE
                                                 ENDED        YEAR      PERIOD
                                                4/30/99       ENDED      ENDED
                                              (UNAUDITED)   10/31/98   10/31/97*
                                              -----------   --------   ---------
Net Asset Value, Beginning of Period            $10.66       $12.37     $10.00
                                                ------       ------     ------
Income (loss) from Investment Operations:
 Net investment income                             .04          .08        .05
 Net gain (loss) on securities
  (both realized and unrealized)                   .45        (1.73)      2.32
                                                ------       ------     ------
 Total from Investment Operations                  .49        (1.65)      2.37
                                                ------       ------     ------
Less Distributions:
 Dividends from net investment income             (.09)        (.06)       .00
                                                ------       ------     ------
Net Asset Value, End of Period                  $11.06       $10.66     $12.37
                                                ======       ======     ======
Total Return                                      4.57%1     (13.36%)    23.70%1

Ratios/Supplemental Data:
 Net Assets, End of period (in thousands)     $133,624     $139,557   $107,256
 Ratio of Expenses to Average Net Assets          1.28%2       1.28%      1.65%2
 Ratio of Net Income to Average Net Assets        0.62%2       0.72%      1.44%2
 Portfolio Turnover Rate                             8%1          6%         7%1

1  Not Annualized
2  Annualized
* The Fund commenced investment operations April 1, 1997.




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

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                          THIRD AVENUE HIGH YIELD FUND

Dear Fellow Shareholders:

At April 30, 1999, the unaudited net asset value attributable to the 916,197 common shares outstanding of the Third Avenue High Yield Fund (the "Fund") was $9.41 per share. On March 31, 1999, the most recent dividend date, the Fund paid $0.167 per share in dividends, representing income received from the Fund's holdings of fixed income securities. Since the end of the Fund's last fiscal year, ending on October 31, 1998, when the Fund's net asset value was $8.50, a total of $0.35 per share has been paid in dividends. On January 31, 1999, the last day of the Fund's first fiscal quarter, the net asset value per share was $9.58. At May 20, 1999, the net asset value per share was $9.64.

QUARTERLY ACTIVITY

During the second quarter of fiscal 1999, the Fund made small reductions in three holdings, and established three new positions, as shown below.

PAR VALUE
OR
NUMBER OF SHARES           REDUCTIONS IN EXISTING POSITIONS

$100,000                   Alpharma, Inc. 144A 5.75% due 4/01/05
$100,000                   Credence Systems Corp. 5.25% due 9/15/02

1,000 shares               Nextlink Communications, Inc. 144A 6.50%, due 3/31/10

These reductions were made in order to better reflect what we thought were appropriate weightings for these holdings, given their substantial appreciation at the time of their sales in the fiscal year. We continue to regard the business prospects of these companies favorably, and expect to retain our still significant positions.

Alpharma is a generic pharmaceutical company which develops and sells a wide range of human and animal health products worldwide, and has grown steadily through development of new products and selected acquisitions.

Credence Systems makes automatic test equipment and software used in the production of semiconductors. It sells its products worldwide to semiconductor makers, and after some delays in the introduction of new products, should have a good increase in sales as these products have been received quite favorably by its customers. Its equipment is increasingly focused on the most rapidly growing segments of the semiconductor market: those used in telecommunications, internet applications, media and consumer devices.

NEXTLINK is a new telecommunications company established in 1996 to provide local, long distance and data communication services. The company was formed to take advantage of the many growth opportunities in the industry following the federal telecommunication act of 1996 which opened competition in telecommunication services to new entrants.



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                            [THIRD AVENUE FUNDS LOGO]


PAR VALUE
OR
NUMBER OF SHARES           NEW POSITIONS ACQUIRED

$500,000                   Webb (Del E.) Corp. 10.25% due 2/15/10
4,000 shares               KN Energy, Inc. 8.25% due 11/30/01
$250,000                   NCI Building Systems, Inc. 144A 9.25% due 5/01/09

Del Webb is one of the US's biggest residential real estate developers, and the nation's largest developer of planned age-restricted retirement communities, with operations primarily in the sunbelt states of Nevada, Arizona, California, Florida, and South Carolina, as well as in Illinois. Recently, the company has expanded its development activities to include communities without the age restrictions. It has an excellent track record, diversified locations, and is well positioned for the move-up buyer, as well as the active adult market segment.

KN Energy gathers, processes, stores and transports natural gas, and operates pipelines in the central and western US. It is the nation's sixth largest integrated natural gas company. Above-normal winter temperatures have reduced demand for natural gas, and the resulting depressed prices for gas, along with low oil prices, have recently caused financial results to decline. However, the company is well run, has diversified operations, and earnings are expected to recover with more normal seasonal temperatures and higher energy prices in general. Recently, Sempra Energy offered to acquire KN Energy. San Diego-based Sempra has started the process of restructuring, as California begins to deregulate the retail power market, and has sold some assets, while expanding further into the gas industry, through its offer to purchase KN Energy. The credit quality of KN Energy would be improved if the acquisition were made, since Sempra's corporate debt is A-rated, or one level above that of KN Energy.

NCI Building Systems was substantially expanded a year ago with the acquisition of a major competitor. The company is one of the largest integrated manufacturers of metal products for the nonresidential building industry. It operates in 17 states and Mexico. NCI makes and sells metal components and engineered building systems such as metal roof and wall systems; overhead, interior and exterior doors; and related accessories, both to the new construction and renovation markets. With its recent acquisition, it is now twice as large as its next competitor, has substantial purchasing power because of its size in a fragmented market, and has proprietary techniques for producing higher margin coated metal products. Metal roofing products comprise only 6% of the $21 billion roofing market, but this segment is growing faster than the industry as a whole due to low cost, flexibility of use, and improvements in function and appearance.

PORTFOLIO STRUCTURE

The table below lists our largest sector concentrations for the portfolio as of April 30, 1999, reflecting our emphasis on industries which we feel represent attractive value.

INDUSTRY                                    PERCENTAGE OF TOTAL ASSETS
--------                                    --------------------------
Telecommunications                                    14.54%
Semiconductor capital equipment                       13.66%
Diversified technology                                12.33%
Real estate                                           11.56%
Electric and gas utilities                            10.58%



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                            [THIRD AVENUE FUNDS LOGO]



We think the telecommunications industry remains an excellent investment, and have made a substantial commitment. Lower prices, faster transmission speed, and greater functionality have dramatically changed the nature of telecommunications in the last few years, and these trends should continue into the future. Usage of traditional voice services has expanded much faster than growth of the general economy, as falling prices have stimulated demand. In addition, increasing amounts of data are being transported as information needs grow. New demand for an enlarged range of data, video and voice services, spawned by ever growing internet usage, has also dramatically multiplied.

Increased uses of semiconductors in a widening array of products continue to drive the revenues of technology companies, for both SEMICONDUCTOR CAPITAL
EQUIPMENT issuers, and in other TECHNOLOGY based companies. The capital equipment sector has bottomed out from a two year cyclical decline in new capacity, but early indications are that an upswing in new investment is underway. Technology demand is growing not only from augmenting computer sales, but also from telecommunications' increased utilization of complex chips, as discussed above. In addition, industrial processes and consumer products continue to incorporate more intelligence on chips to increase efficiency and performance characteristics, and always at continuously declining prices.

We believe increasing use of intelligent silicon has been a big contributor to the higher productivity of the American worker over the past few years. Technology comprises an ever larger share of our economic activity, with constantly falling prices, yet offering much higher functionality. So we think the Fund should reflect these positive trends through the industries in which we invest.

We regard the REAL ESTATE sector as undervalued, and therefore we have moderately increased our exposure to this area, as discussed in the new purchases section above. Our positive view of real estate is shared by our other Third Avenue funds, which have also increased their commitments.

Our investment in the ELECTRIC AND GAS UTILITY industry has grown in the quarter. We consider this sector to be under-appreciated by many investors. We think that deregulation of the retail market, now proceeding on a state by state basis, will create opportunities for well-run companies to restructure by selling under-performing assets, and to increase their investment in activities which will expand their operations and improve their efficiency.

We want to keep the portfolio positioned in front of these high growth trends, as well as to emphasize those areas that are undervalued in today's often fickle and short-term oriented marketplace.

Sincerely,

/s/ Margaret D. Patel
-----------------------------
Margaret D. Patel
Manager, Third Avenue High Yield Fund




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                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                          THIRD AVENUE HIGH YIELD FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT APRIL 30, 1999
                                   (UNAUDITED)

                           PRINCIPAL                                                                            VALUE       % OF
                           AMOUNT($)    ISSUES                                                                 (NOTE 1)  NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS - 52.46%

Capital Equipment -          450,000    Lam Research Corp. 5.00%, due 9/1/02                               $  387,000         4.49%
Semiconductors                                                                                             ----------

Computers - Memory           300,000    HMT Technology Corp. 5.75%, due 1/15/04                               111,000         1.29%
Devices                                                                                                    ----------

Electric Utility Services    400,000    Itron, Inc. 6.75%, due 3/31/04                                        286,000         3.32%
                                                                                                           ----------
Electronic Components -      325,000    Amtel SA 144A 3.25%, due 6/1/02                                       289,656
Semiconductors               325,000    Cypress Semiconductors Corp. 6.00%, due 10/1/02                       297,781
                                                                                                           ----------

                                                                                                              587,437         6.81%
                                                                                                           ----------
Instrumentation -            500,000    Credence Systems Corp. 5.25%, due 9/15/02                             418,125         4.85%
Electronic Testing
                                                                                                           ----------
Lasers -                     450,000    Cymer, Inc. 3.50%, due 8/6/04                                         372,375         4.32%
Systems/Components                                                                                         ----------

Medical - Generic Drugs      275,000    Alpharma, Inc. 144A 5.75%, due 4/1/05                                 335,156         3.89%
                                                                                                           ----------
Medical - Hospitals          625,000    Columbia\HCA Medical Care, Int'l. 6.75%, due 10/1/06                  532,813         6.18%
                                                                                                           ----------
Medical Management           505,000    PhyMatrix Corp. 6.75%, due 6/15/03                                    238,613         2.77%
Services                                                                                                   ----------

Networking                   425,000    Adaptec, Inc. 4.75%, due 2/1/04                                       364,437         4.23%
                                                                                                           ----------
Oil/Gas Exploration          300,000    Range Resources Corp. 6.00%, due 2/1/07                               140,250
                             300,000    Pogo Producing Co. 5.50%, due 6/15/06                                 240,000
                                                                                                           ----------
                                                                                                              380,250         4.41%
                                                                                                           ----------
Oil Field Services           300,000    Key Energy Group, Inc. 5.00%, due 9/15/04                             175,875         2.04%
                                                                                                           ----------
Telecommunications -         500,000    P-Com, Inc 4.25% due 11/1/02 (b)                                      333,125         3.86%
Wireless                                                                                                   ----------

                                        TOTAL CONVERTIBLE BONDS
                                        (Cost $5,386,485)                                                   4,522,206
                                                                                                           ----------



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

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                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                          THIRD AVENUE HIGH YIELD FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT APRIL 30, 1999
                                   (UNAUDITED)

                                                                                                                VALUE       % OF
                           SHARES       ISSUES                                                                 (NOTE 1)  NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK - 21.04%
Auto Parts Original         7,000       Breed Technologies, Inc. 6.50%, due 11/15/27                           $   73,500     0.85%
                                                                                                               ---------
Diversified                 5,000       Coltec Capital Trust 144A 5.25%, due 4/15/28                              236,250     2.74%
Manufacturing                                                                                                  ----------


Electric Utility Services   4,000       K N Energy, Inc. 8.25%, due 11/30/01                                      137,000
                            4,000       Texas Utilities 9.25%, due 8/16/01                                        205,750
                                                                                                               ----------
                                                                                                                  342,750     3.98%
                                                                                                               ----------
Insurance                   5,000       Conseco Finance Trust IV 7.00%, due 2/16/01                               210,313     2.44%
                                                                                                               ----------
Medical -                   9,000       Sun Financing I 144A 7.00%, due 5/1/28                                     16,875     0.20%
Long Term/Subacute                                                                                             ----------

Rental Auto Equipment       6,000       Budget Group Capital Trust 144A 6.25%, due 6/15/05                        223,500     2.59%
                                                                                                               ----------
Telecommunications -        5,000       Winstar Communications, Inc. 144A 7.00% due 3/15/10                       283,125     3.28%
Wireless                                                                                                       ----------


Telephone Services          5,000       Nextlink Communications, Inc. 144A 6.50%, due 3/31/10                     427,500     4.96%
                                                                                                               ----------
                                        TOTAL CONVERTIBLE PREFERRED STOCK
                                        (Cost $2,248,256)                                                       1,813,813
                                                                                                               ----------
                           PRINCIPAL
                           AMOUNT($)
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - 26.99%

Building and Construction    250,000     NCI Building Systems, Inc. 144A 9.25%, due 5/1/09                        250,000     2.90%
Products                                                                                                       ----------

Electric Utility Services    500,000     MidAmerican Energy Holdings Co. 8.48% , due 09/15/28                     568,750     6.60%
                                                                                                               ----------

Real Estate - Commercial     500,000     BF Saul REIT 144A 9.75%, due 4/1/08                                      477,500
                             500,000     Webb (Del E.) Corp. 10.25% due 02/15/10                                  518,750
                                                                                                               ----------
                                                                                                                  996,250     11.56%
                                                                                                               ----------
Telephone Services           500,000    Level 3 Communications, Inc. 144A 9.125%, due 5/1/08                      511,250      5.93%
                                                                                                               ----------

                                        TOTAL CORPORATE BONDS
                                        (Cost $2,240,075)                                                       2,326,250
                                                                                                               ----------



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

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                            [THIRD AVENUE FUNDS LOGO]


                               THIRD AVENUE TRUST
                          THIRD AVENUE HIGH YIELD FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT APRIL 30, 1999
                                   (UNAUDITED)

                                                                                                                VALUE       % OF
                           SHARES      ISSUES                                                                  (NOTE 1)  NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 0.37%

Telecommunications -          663      Winstar Communications, Inc. (a)                                            32,321     0.37%
Wireless                                                                                                       ----------

x                                      TOTAL COMMON STOCK
                                       (Cost $17,403)                                                              32,321
                                                                                                               ----------
                                       TOTAL INVESTMENT PORTFOLIO - 100.86%
                                       (Cost $9,892,219)                                                        8,694,590
                                                                                                               ----------
                                       LIABILITIES NET OF CASH
                                       AND OTHER ASSETS - (0.86%)                                                 (74,328)
                                                                                                               ----------
                                       NET ASSETS - 100.00%                                                    $8,620,262
                                                                                                               ==========
                                       (Applicable to 916,197
                                       shares outstanding)

                                       NET ASSET VALUE PER SHARE                                                    $9.41
                                                                                                                    =====

Notes:
(a) Non - income producing security.
(b) Securities in whole or in part on loan (See Note 1).




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

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                                       36
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                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                          THIRD AVENUE HIGH YIELD FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 1999
                                   (UNAUDITED)

ASSETS:
Investments at value (Notes 1 and 4):
  Unaffiliated issuers (identified cost of $9,892,219)               $8,694,590
Cash and cash equivalents (Note 1)                                      134,400
Receivable for fund shares sold                                          54,841
Receivable from investment adviser                                       18,762
Interest receivable                                                     112,840
Collateral on loaned securities (Note 1)                                345,325
Deferred organizational costs (Note 1)                                   11,379
Other assets                                                                417
                                                                     ----------
  Total assets                                                        9,372,554
                                                                     ----------
LIABILITIES:
Payable for securities purchased                                        250,000
Payable for fund shares redeemed                                        114,195
Accounts payable and accrued expenses                                    42,772
Collateral on loaned securities (Note 1)                                345,325
                                                                     ----------
  Total liabilities                                                     752,292
                                                                     ----------
  Net assets                                                         $8,620,262
                                                                     ==========
SUMMARY OF NET ASSETS:
Common stock, unlimited shares authorized,
  no par value, 916,197 shares outstanding                           $9,735,622
Accumulated undistributed net investment income                          43,103
Accumulated undistributed net realized gains from
  investment transactions                                                39,166
Net unrealized depreciation of investments                           (1,197,629)
                                                                     ----------
  Net assets applicable to capital shares outstanding                $8,620,262
                                                                     ==========
Net asset value, offering and redemption price per share                  $9.41
                                                                          =====





    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

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                                       37
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                            [THIRD AVENUE FUNDS LOGO]



                               THIRD AVENUE TRUST
                          THIRD AVENUE HIGH YIELD FUND
                             STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED APRIL 30, 1999
                                   (UNAUDITED)

INVESTMENT INCOME:
 Interest                                                              $301,878
 Dividends                                                               72,359
                                                                     ----------
  Total Investment Income                                               374,237
                                                                     ----------
EXPENSES:
 Investment advisory fees (Note 3)                                       37,096
 Administration fees (Note 3)                                            33,784
 Directors' fees and expenses                                            24,453
 Registration and filing fees                                            20,356
 Transfer agent fees                                                     13,759
 Accounting services                                                     13,528
 Auditing and tax consulting fees                                         9,872
 Reports to shareholders                                                  8,183
 Custodian fees                                                           3,571
 Legal fees                                                               2,474
 Amortization of organizational expenses (Note 1)                         1,486
 Miscellaneous expenses                                                   1,331
                                                                     ----------
  Total operating expenses                                              169,893
                                                                     ----------
 Expenses waived and reimbursed (Note 3)                                (91,578)
                                                                     ----------
  Net expenses                                                           78,315
                                                                     ----------
  Net investment income                                                 295,922
                                                                     ----------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
 Net realized gains on investments                                       89,791
 Net change in unrealized appreciation on investments                   724,866
                                                                     ----------
  Net realized and unrealized gains on investments                      814,657
                                                                     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $1,110,579
                                                                     ==========




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

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                                       38
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                            [THIRD AVENUE FUNDS LOGO]




                               THIRD AVENUE TRUST
                          THIRD AVENUE HIGH YIELD FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                   FOR THE
                                                                                 SIX MONTHS           FOR THE
                                                                                    ENDED              YEAR
                                                                                   4/30/99             ENDED
                                                                                 (UNAUDITED)         10/31/98*
                                                                                  --------            -------
OPERATIONS:
 Net investment income                                                            $295,922          $348,681
 Net realized gains (losses) on investments                                         89,791           (50,625)
 Net change in unrealized appreciation (depreciation) on investments               724,866        (1,922,495)
                                                                                ----------        ----------
 Net increase (decrease) in net assets resulting from operations                 1,110,579        (1,624,439)
                                                                                ----------        ----------
DISTRIBUTIONS:
 Dividends to shareholders from net investment income                             (307,685)         (295,950)
                                                                                ----------        ----------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from sale of shares                                                    1,635,584        12,705,359
 Net asset value of shares issued in reinvestment of
   dividends and distributions                                                     269,624           266,886
 Cost of shares redeemed                                                        (1,779,076)       (3,360,620)
                                                                                ----------        ----------
 Net increase in net assets resulting from capital share transactions              126,132         9,611,625
                                                                                ----------        ----------
 Net increase in net assets                                                        929,026         7,691,236
 Net assets at beginning of period                                               7,691,236                 0
                                                                                ----------        ----------
 Net assets at end of period
  (including undistributed net investment income of
    $43,103 and $54,866, respectively)                                          $8,620,262        $7,691,236
                                                                                ==========        ==========

* The Fund commenced investment operations on February 12, 1998.






    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

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                                       39
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                            [THIRD AVENUE FUNDS LOGO]


                               THIRD AVENUE TRUST
                          THIRD AVENUE HIGH YIELD FUND
                              FINANCIAL HIGHLIGHTS

SELECTED DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD) AND RATIOS ARE AS
FOLLOWS:

                                                         FOR THE
                                                        SIX MONTHS    FOR THE
                                                           ENDED      PERIOD
                                                          4/30/99      ENDED
                                                        (UNAUDITED)  10/31/98*
                                                        -----------  ---------
Net Asset Value, Beginning of Period                       $8.50      $10.00
                                                           -----      ------
Income (loss) from Investment Operations:
 Net investment income                                       .34         .34
 Net gain (loss) on securities
  (both realized and unrealized)                             .92       (1.56)
                                                           -----      ------
 Total from Investment Operations                           1.26       (1.22)
                                                           -----      ------
Less Distributions:
 Dividends from net investment income                       (.35)       (.28)
                                                           -----      ------
Net Asset Value, End of Period                             $9.41      $ 8.50
                                                           =====      ======
Total Return                                               15.02%1    (12.39%)1

Ratios/Supplemental Data:
 Net Assets, End of period (in thousands)                 $8,620      $7,691
 Ratio of Expenses to Average Net Assets
  Before expense reimbursement                              4.12%2      3.99%2
  After expense reimbursement                               1.90%2      1.90%2
 Ratio of Net Income to Average Net Assets
  Before expense reimbursement                              4.96%2      4.13%2
  After expense reimbursement                               7.18%2      6.22%2
 Portfolio Turnover Rate                                       5%1        38%1

1  Not Annualized
2  Annualized
* The Fund commenced investment operations February 12, 1998.




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

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                       THIRD AVENUE REAL ESTATE VALUE FUND

DEAR FELLOW SHAREHOLDERS:

At April 30, 1999, the end of our second fiscal quarter, the unaudited net asset value attributable to the 549,035 shares outstanding of the Third Avenue Real Estate Value Fund (the "Fund") was $11.26 per share. This compared with the Fund's audited net asset value at October 31, 1998 of $10.28 per share and net asset value at January 31, 1999 of $10.82 per share. As of May 20, 1999, the unaudited net assets totaled $6,929,832, attributable to the 594,084 common shares outstanding with a net asset value of $11.66 per share.

QUARTERLY ACTIVITY

During the second quarter of fiscal 1999, the Fund established new positions in the common stocks of three companies, and increased its position in the common stocks of 13 companies. At April 30, 1999, the Fund held positions in 20 companies, and was approximately 69% invested. As of May 20, 1999, the Fund was 78% invested. The Fund's top 10 positions accounted for approximately 42% of the Fund's net assets. The Fund did not reduce or sell any positions during the quarter.

NUMBER OF SHARES    POSITIONS ACQUIRED

31,000              Chastain Capital Corp.
                    ("Chastain  Common")

10,000              First American Financial Corp. ("First American Common")

14,000              Prime Group Realty Trust ("Prime Common")

NUMBER OF SHARES    INCREASES IN EXISTING POSITIONS

3,000               Aegis Realty Inc. ("Aegis Common")

6,500               Anthracite Capital Inc. ("Anthracite Common")

2,500               Avatar Holdings, Inc. ("Avatar Common")

5,000               Catellus Development Corp. ("Catellus Common")

28,500              Commercial Assets, Inc. ("Commercial Common")

2,000               Consolidated-Tomoka Land Co. ("Consolidated Common")

1,000               Echelon International Corp., Inc. ("Echelon Common")

10,000              Forest City Enterprises, Inc. Class A ("Forest City Common")

8,000               Imperial Credit Commercial Mortgage Investment Corp.
                    ("Imperial Common")

3,000               Koger Equity, Inc. ("Koger Common")

2,000               Security Capital Group, Inc. Class B
                    ("Security Capital Common")

3,000               St. Joe Co. ("St. Joe Common")

8,700               Wellsford Real Properties, Inc. ("Wellsford Common")



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OVERVIEW OF NEW POSITIONS ESTABLISHED DURING THE QUARTER

CHASTAIN CAPITAL is the Fund's third investment in a mortgage real estate investment trust (REIT). Imperial Common and Anthracite Common were the first two. Chastain completed its IPO in April 1998 and was organized to originate commercial and multifamily mortgage loans for the purpose of securitizing the loans by issuing collateralized mortgage obligations ("CMOs") and retaining residual interests in the mortgage loans subject to the CMO debt. The company was also organized to acquire subordinate commercial mortgage-backed securities ("CMBS"), originate and acquire subordinate loans on real property ("Mezzanine loans") and acquire real property.

The turmoil in the credit markets during the second half of 1998 resulted in the company taking significant mark-to-market losses. The losses were due to a decline in the market value of the company's portfolio, and not to a deterioration of its credit quality (see a similar discussion regarding Anthracite Common in the Fund's First Quarter Report dated January 31, 1999). As a result of the losses, the company was in violation of net worth covenants under its credit facilities. The credit facilities were restructured and the company agreed to dispose of certain assets and cease acquiring new investments. The restructured credit facilities were set to mature on March 31, 1999. During the first quarter of 1999, the company received a payoff on a mortgage loan and it sold a significant portion of its CMBS portfolio as well as one of its real estate assets. The proceeds were used to retire the outstanding credit facilities.

At March 31, 1999, the company has a book value of about $8.00 per share (after mark-to-market adjustments). We have been buying Chastain Common at about a 35% discount to book value. On May 14, 1999, Chastain's Board of Directors voted to sell all of the company's assets, either through a plan of liquidation or through a sale of the company. The liquidation is subject to shareholder approval.

FIRST AMERICAN FINANCIAL is the leading provider of title insurance and real estate-related information products and services, including tax monitoring, flood certification, mortgage credit reporting and document preparation, among others. Title insurance covers the property owner or mortgage lender against losses or damages resulting from title defects or encumbrances that are not identified in the underwriting process. The title insurance industry is attractive to us because its results are driven by the expense ratio, not the loss ratio; insurers can theoretically write to a zero loss standard. In other words, if title underwriting is done properly, insurance claims should be minimal. Where all other types of insurance companies (e.g., casualty, life and bond insurers) receive premiums to "accept" risk, title insurance companies receive premiums to "eliminate" risk.

The U.S. real estate market has a strong cyclical tendency, driven by interest rate volatility and economic trends. Title insurance sales are sensitive to these cycles with housing purchases and refinancings tending to slow when interest rates rise. Since the last cycle, First American has diversified from title insurance alone to become a provider of real estate information services, which are less cyclical. While operating revenues from title insurance increased by 75% from 1996 to 1998, operating revenues from the real estate information division increased by 150% during the same period, representing 21% of total operating revenue in 1998. Since the beginning of the year, the price of First American Common has fallen dramatically due to fear of an increase in interest rates and a recession. The Fund was able to take advantage of depressed prices by purchasing First American Common at less than 6 times trailing earnings. Regardless of short-term economic factors, at current levels, First American Common is very cheap.

PRIME GROUP REALTY is a REIT that develops, owns, and manages high-quality office and industrial properties primarily in the Chicago metropolitan area. The Chicago office market is still in an expansion phase (i.e., rents are increasing and absorption is positive). The company also owns 225 acres of developable land with rights to acquire an additional 325 acres. Combined, the acreage could support new developments totaling more than 12 million square feet of office



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and  industrial  space.  The company is  conservatively  financed with primarily non-recourse mortgage debt. Management is composed of seasoned real estate executives with core competancies that include the development and redevelopment of office and industrial properties. The Fund has been buying Prime Common at about a 35% discount to our estimate of net asset value and a 43% discount to the company's estimate of net asset value. Additionally, we are earning a dividend yield of about 9.6%.

OPPORTUNITIES IN REITS AND NON-REITS

For the outside passive minority investor ("OPMI") who wants to invest in real estate, there have never been as many choices as there are today. Until 1986, the most popular real estate investment vehicle for an OPMI was a public or private real estate limited partnership. Many, if not most, of these investments were tax-shelter driven, subject to heavy promotes by sponsors, lacked adequate public disclosures, and ended up as financial disasters. The Tax Reform Act of 1986 took away many of the tax incentives that, while originally legislated to stimulate capital investments, were abused by deal promoters. The 1986 Act also changed legislation regarding REITs, permitting them to operate and manage properties (as opposed to being passive owners).

According to the National Association of Real Estate Investment Trusts (NAREIT), at the end of 1998, there were 211 publicly traded REITs with a total equity market capitalization of $138 billion. Ten years ago, there were slightly more than half as many REITs (117), but with a total equity market capitalization of only $11 billion. The explosive growth in the number and size of REITs can be attributed, first, to the 1986 tax law changes, and, second, to the recovery of the real estate industry over the last 5 years. In addition to REITs, there are dozens of publicly traded real estate operating companies that are regular C corporations that have not elected to be taxed as REITs.

A REIT must pay out at least 95% of its taxable income to shareholders in the form of dividends. The company pays no corporate income tax, and its shareholders include the REIT dividends in their taxable income (if dividends exceed taxable income, the excess is considered a return of capital). The benefit to the REIT structure is the avoidance of double taxation. A regular C corporation pays corporate income tax and its dividends are generally taxed to its shareholders. In order to qualify as a REIT, the company must meet certain ownership, income and asset tests each year. These tests restrict the activities of REITs primarily to the long-term ownership, leasing, operation and management of real estate. The requirement that REITs pay dividends restricts the amount of earnings that may be retained and used for reinvestment purposes. Until about a year ago, this wasn't a problem. During the real estate recovery (1994 through 1997), when a REIT needed additional funds for acquisitions or development, it simply raised new equity. Share prices were high enough so that issuing new shares did not dilute existing shareholders. Today, the situation is quite different. Secondary offerings for most REITs are not viable without diluting existing shareholders. Many REITs are looking for alternative sources of capital, including additional debt and/or sale of properties.

A regular C corporation, while subject to corporate income tax, may choose to pay no dividends and therefore retain all of its earnings for reinvestment purposes. By reinvesting its earnings, a company is more apt to create wealth in both strong and weak markets. Without the asset and income restrictions of a REIT, a C corporation is able to diversify its operations to include (i) land acquisition, development and tract sales; (ii) home building; (iii) providing development and/or management services to third parties; (iv) buying and selling real estate as a trade or business; and (v) non-real estate activities.

Corporations can take steps to reduce their effective tax rates. For example, Wellsford Real Properties acquired Value Property Trust, a REIT that owned 20 properties and had $85 million of net operating loss carryforwards (NOLs). Wellsford "flipped" 13 of the 20 properties, retaining 7 properties and the NOLs. Wellsford will be able to offset its



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taxable  income  with the  NOLs.  LNR  Property  Corp.  has  made a  substantial investment in "affordable housing" developments that generate tax credits. By doing so, LNR has been able to substantially reduce its corporate tax rate.

There are over 250 publicly traded REITs and C corporations to choose from. However, probably 90% of the REITs don't currently meet our criteria for "SAFE AND CHEAP." Most equity REITs are safe enough (i.e., they have fairly conservative balance sheets), but I refuse to pay retail when I can go down the street and buy below wholesale. Additionally, real estate is a very capital-intensive business and I believe the best way to create wealth is to reinvest earnings. The requirement that REITs pay out 95% of their taxable income is contrary to the nature of the business. When I invest in an equity REIT, I am doing it for an entirely different reason than most REIT mutual funds. The equity REITs in which the Fund has invested to date are generally small-cap REITs that we bought at 30% to 40% discounts to NAV and which I view as potential resource conversions. I don't expect that these REITs will be long-term core holdings of the Fund, but they present tremendous upside potential with very limited downside. The average dividend yield on the Fund's equity REIT investments is about 9.5% on cost (the yield on our mortgage REITs is about 11.8%). At this yield, we can afford to be patient while waiting for our discounts to be realized.

I look forward to writing to you again when we publish our quarterly report for the period ending July 31, 1999.

Sincerely,

/s/ Michael H. Winer
--------------------------

Michael H. Winer
Co-manager, Third Avenue Real Estate Value Fund




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                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT APRIL 30, 1999
                                   (UNAUDITED)

                                                                                                                VALUE       % OF
                           SHARES      ISSUES                                                                  (NOTE 1)  NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 68.72%
Natural Resources           6,500      Deltic Timber Corp.                                                     $  180,375
                            4,000      The TimberWest Forest Corp. (Canada)                                        27,467
                                                                                                               ----------
                                                                                                                  207,842     3.36%
                                                                                                               ----------
Real Estate Development    15,000      Avatar Holdings, Inc. (a)                                                  290,625
                            7,000      Catellus Development Corp. (a)                                             107,625
                            8,000      Consolidated-Tomoka Land Co.                                               104,000
                            8,900      Echelon International Corp., Inc. (a)                                      203,031
                           16,000      Forest City Enterprises, Inc. Class A                                      395,000
                            9,000      LNR Property Corp.                                                         176,625
                           11,500      St. Joe Co.                                                                292.531
                           26,000      Wellsford Real Properties Inc. (a)                                         260,000
                                                                                                               ----------
                                                                                                                1,829,437    29.59%
                                                                                                               ----------
Real Estate                18,500      Security Capital Group, Inc. Class B (a)                                   279,812     4.53%
Holding Company                                                                                                ----------


Real Estate                21,000      Aegis Realty Inc.                                                          210,000
Investment Trust           35,500      Anthracite Capital Inc.                                                    268,469
                           31,000      Chastain Capital Corp.                                                     174,375
                           34,500      Commercial Assets, Inc.                                                    181,125
                           32,000      Imperial Credit Commercial Mortgage Investment Corp.                       314,000
                           14,000      Koger Equity, Inc.                                                         205,625
                           14,000      Prime Group Realty Trust                                                   204,750
                           25,000      United Investors Realty Trust                                              193,750
                                                                                                               ----------
                                                                                                                1,752,094    28.34%
                                                                                                               ----------
Title Insurance            10,000      First American Financial Corp.                                             178,750     2.89%
                                                                                                               ----------
                                       TOTAL COMMON STOCKS
                                       (Cost $3,920,571)                                                        4,247,935
                                                                                                               ----------






    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

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                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                AT APRIL 30, 1999
                                   (UNAUDITED)



                                                                                          VALUE
                                                                                         (NOTE 1)
-------------------------------------------------------------------------------------------------------------------------
                                  TOTAL INVESTMENT PORTFOLIO - 68.72%
                                  (Cost $3,920,571)                                    $4,247,935
                                                                                       ----------
                                  CASH AND OTHER ASSETS
                                  LESS LIABILITIES - 31.28%                             1,933,942
                                                                                       ----------
                                  NET ASSETS - 100.00%                                 $6,181,877
                                  (Applicable to 549,035                               ==========
                                  shares outstanding)

                                  NET ASSET VALUE PER SHARE                                $11.26
                                                                                           ======

Notes:
(a) Non-income producing securities.
(b) Securities in whole or in part on loan. (See Note 1)




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

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                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 1999
                                   (UNAUDITED)

ASSETS:
Investments at value (Notes 1 and 4):
 Unaffiliated issuers (identified cost of $3,920,571)             $4,247,935
Cash and cash equivalents (Note 1)                                 1,819,710
Receivable for fund shares sold                                      195,021
Receivable from investment adviser                                    29,125
Dividends and interest receivable                                     16,636
Collateral on loaned securities (Note 1)                             192,000
Other assets                                                          10,763
                                                                  ----------
  Total assets                                                     6,511,190
                                                                  ----------
LIABILITIES:
Payable for securities purchased  38,741
Payable for fund shares redeemed  55,000
Accounts payable and accrued expenses                                 43,572
Collateral on loaned securities (Note 1)                             192,000
                                                                  ----------
  Total liabilities                                                  329,313
                                                                  ----------
  Net assets                                                      $6,181,877
                                                                  ==========
SUMMARY OF NET ASSETS:
Common stock, unlimited shares authorized, no par value,
  549,035 shares outstanding                                      $5,817,375
Accumulated undistributed net investment income                       38,576
Accumulated net realized losses from investment transactions          (1,448)
Net unrealized appreciation of investments and translation of
  foreign currency denominated assets and liabilities                327,374
                                                                  ----------
  Net assets applicable to capital shares outstanding             $6,181,877
                                                                  ==========
Net asset value, offering and redemption price per share              $11.26
                                                                      ======




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

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                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                             STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED APRIL 30, 1999
                                   (UNAUDITED)

INVESTMENT INCOME:
 Interest                                                           $ 14,879
 Dividends (net of foreign withholding tax of $215)                   73,306
                                                                    --------
  Total investment income                                             88,185
                                                                    --------
EXPENSES:
 Investment advisory fees (Note 3)                                    14,139
 Administration fees (Note 3)                                         33,776
 Registration and filing fees                                         26,026
 Directors' fees and expenses                                         24,458
 Transfer agent fees                                                  12,870
 Accounting services                                                  11,901
 Legal fees                                                            9,677
 Auditing and tax consulting fees                                      9,190
 Custodian fees                                                        5,175
 Reports to shareholders                                               4,091
 Miscellaneous expenses                                                  390
                                                                    --------
  Total operating expenses                                           151,693
                                                                    --------
 Expenses waived and reimbursed (Note 3)                            (121,843)
                                                                    --------
  Net expenses                                                        29,850
                                                                    --------
  Net investment income                                               58,335
                                                                    --------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
 Net realized gains on foreign currency transactions                      83
 Net change in unrealized appreciation on investments                307,959
 Net change in unrealized appreciation on translation of
  other assets and liabilities denominated in foreign currency            23
                                                                    --------
  Net realized and unrealized gains on investments                   308,065
                                                                    --------
Net increase in net assets resulting from operations                $366,400
                                                                    ========




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

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                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                   FOR THE
                                                                                 SIX MONTHS           FOR THE
                                                                                    ENDED             PERIOD
                                                                                   4/30/99             ENDED
                                                                                 (UNAUDITED)         10/31/98*
                                                                                  --------            -------
OPERATIONS:
 Net investment income                                                          $   58,335          $  1,679
 Net realized losses on investments                                                     --            (1,531)
 Net realized gains on foreign currency transactions                                    83                --
 Net change in unrealized appreciation on investments                              307,959            19,406
 Net change in unrealized appreciation (depreciation) on translation
  of other assets and liabilities denominated in foreign currency                       23               (14)
                                                                                 ---------           -------
 Net increase in net assets resulting from operations                              366,400            19,540
                                                                                 ---------           -------
DISTRIBUTIONS:
 Dividends to shareholders from net investment income                              (26,438)               --
                                                                                 ---------           -------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from sale of shares                                                    6,073,987           693,412
 Net asset value of shares issued in reinvestment of
  dividends and distributions                                                       26,336                --
 Cost of shares redeemed                                                          (971,360)               --
                                                                                 ---------           -------
 Net increase in net assets resulting from capital share transactions            5,128,963           693,412
                                                                                 ---------           -------
 Net increase in net assets                                                      5,468,925           712,952
 Net assets at beginning of period                                                 712,952                 0
                                                                                 ---------           -------
 Net assets at end of period
  (including undistributed net investment income of
    $38,576 and $6,679, respectively)                                           $6,181,877          $712,952
                                                                                ==========          ========

* The Fund commenced investment operations September 17, 1998.




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

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                               THIRD AVENUE TRUST
                       THIRD AVENUE REAL ESTATE VALUE FUND
                              FINANCIAL HIGHLIGHTS

SELECTED DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD) AND RATIOS ARE AS
FOLLOWS:

                                                   FOR THE
                                                  SIX MONTHS    FOR THE
                                                    ENDED      PERIOD
                                                   4/30/99      ENDED
                                                 (UNAUDITED)  10/31/98*
                                                 -----------  ---------
Net Asset Value, Beginning of Period                $10.28      $10.00
                                                    ------      ------
Income from Investment Operations:
 Net investment income                                 .07         .02
 Net gain on securities
  (both realized and unrealized)                      1.01         .26
                                                    ------      ------
  Total from Investment Operations                    1.08         .28
                                                    ------      ------
Less Distributions:
 Dividends from net investment income                 (.10)        .00
                                                    ------      ------
Net Asset Value, End of Period                      $11.26      $10.28
                                                    ======      ======
Total Return                                         10.53%1      2.80%1

RATIOS/SUPPLEMENTAL DATA:
 Net Assets, End of period (in thousands)           $6,182        $713
 Ratio of Expenses to Average Net Assets
  Before expense reimbursement                        9.66%2     81.89%2
  After expense reimbursement                         1.90%2      1.90%2

 Ratio of Net Income (Loss) to Average Net Assets
  Before expense reimbursement                       (4.04%)2   (77.33%)2
  After expense reimbursement                         3.71%2      2.66%2
 Portfolio Turnover Rate                                 0%1         0%1

1  Not Annualized
2  Annualized
* The Fund commenced investment operations September 17, 1998.





    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THIS FINANCIAL STATEMENT.

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                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 1999
                                   (UNAUDITED)

1. SUMMARY OF ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION:
Third Avenue Trust (the "Trust") is an open-end, non-diversified management investment company organized as a Delaware business trust pursuant to a Trust Instrument dated October 31, 1996. The Trust currently consists of four separate investment series: Third Avenue Value Fund, Third Avenue Small-Cap Value Fund, Third Avenue High Yield Fund and Third Avenue Real Estate Value Fund (each a "Fund" and, collectively, the "Funds"). At the close of business on March 31, 1997, shareholders of Third Avenue Value Fund, Inc., a Maryland corporation which was incorporated on November 27, 1989 and began operations on October 9, 1990, became shareholders of Third Avenue Value Fund. Third Avenue Small-Cap Value Fund commenced investment operations on April 1, 1997. Third Avenue High
Yield Fund commenced investment operations on February 12, 1998. Third Avenue Real Estate Value Fund commenced investment operations on September 17, 1998. Third Avenue Value Fund, Third Avenue Small-Cap Value Fund and Third Avenue Real Estate Value Fund seek to achieve their investment objectives of long-term capital appreciation by adhering to a strict value discipline when selecting securities. While Third Avenue Value Fund, Third Avenue Small-Cap Value Fund and Third Avenue Real Estate Value Fund pursue a capital appreciation objective, each Fund has a distinct investment approach. Third Avenue High Yield Fund seeks to achieve its objective of maximizing total return through a combination of income and capital appreciation by adhering to a similar value discipline in selecting securities.

Third Avenue Value Fund seeks to achieve its objective by investing in a portfolio of equity securities of well-financed companies believed to be priced below their private market values and debt securities providing strong protective covenants and high effective yields.

Third Avenue Small-Cap Value Fund seeks to achieve its objective by investing at least 65% of its assets in a portfolio of equity securities of well-financed companies having market capitalization of below $1 billion at the time of investment and believed to be priced below their private market values.

Third Avenue High Yield Fund seeks to achieve its objective by investing at least 65% of its assets in a portfolio of non-investment grade fixed income or other debt securities of companies whose capital structures, in the opinion of EQSF Advisers, Inc., the Fund's investment adviser, have a market value priced below their private market values.

Third Avenue Real Estate Value Fund seeks to achieve its objective by investing at least 65% of its total assets in a portfolio of equity and debt securities of well-financed companies in the real estate industry or related industries or that own significant real estate assets at the time of investment.

ACCOUNTING POLICIES:
The policies described below are followed consistently by the Funds in the preparation of their financial statements in conformity with generally accepted accounting principles.


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                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 1999
                                   (UNAUDITED)

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

SECURITY VALUATION:
Securities traded on a principal stock exchange or the National Association of Securities Dealers' Automated Quotation system ("NASDAQ") are valued at the last quoted sales price or, in the absence of closing sales prices on that day, securities are valued at the mean between the closing bid and asked price. Temporary cash investments are valued at cost, plus accrued interest, which approximates market. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held by a Fund on that day, based on the value determined on that day.

The Funds may invest up to 15% of their total assets in securities which are not readily marketable, including those which are restricted as to disposition under applicable securities laws ("restricted securities"). Restricted securities and other securities and assets for which market quotations are not readily available are valued at "fair value" as determined in good faith by the Board of Trustees of the Funds, although actual evaluations may be made by personnel acting under procedures established by the Board of Trustees. At April 30, 1999, such securities had a total fair value of $141,497,764 or 10.53% of net assets of Third Avenue Value Fund and $4,125,327 or 3.09% of net assets of Third Avenue Small-Cap Value Fund. Among the factors considered by the Board of Trustees in determining fair value are the type of security, trading in unrestricted securities of the same issuer, the financial condition of the issuer, the Fund's cost at the date of purchase, a percentage of the Fund's beneficial ownership of the issuer's common stock and debt securities, the operating results of the issuer, the discount from market value of any similar unrestricted securities of the issuer at the time of purchase and liquidation values of the issuer. The fair values determined in accordance with these procedures may differ significantly from the amounts which would be realized upon disposition of the securities. Restricted securities often have costs associated with subsequent registration. The restricted securities currently held by the Funds are not expected to incur any future registration costs.

SECURITY TRANSACTIONS AND INVESTMENT INCOME:
Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, amortization of premium and accretion of discount on investments, is accrued daily, except when collection is not expected. Realized gains and losses from securities transactions are reported on an identified cost basis.


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                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 1999
                                   (UNAUDITED)

FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS:
The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

     o Investments: At the prevailing rates of exchange on the valuation date.

     o Investment transactions and investment income: At the prevailing rates of exchange on the date of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

FOREIGN CURRENCY SWAP CONTRACTS:
Third Avenue Value Fund has entered into foreign currency swaps to exchange Japanese yen for U.S. dollars. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. These swaps are used to hedge the Fund's exposure to Japanese yen denominated securities and the Japanese market. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Fluctuations in the value of open swap contracts are recorded daily as net unrealized gains or losses. The Fund realizes a gain or loss upon termination or reset of the contracts. The statement of operations reflects net unrealized gains (losses) on these contracts. At April 30, 1999, the Fund had two outstanding foreign currency swap contracts with Bear Stearns. The first swap commits the Fund to pay 5.9 billion yen in exchange for 50 million U.S. dollars on October 26, 1999. The Fund will pay 0.14% interest on the 5.9 billion yen and Bear Stearns will pay 4.63% interest on the 50 million U.S. dollars. The second swap commits the Fund to pay 10.8 billion yen in exchange for 90 million U.S. dollars on April 22, 2000. The Fund will pay 0.22% interest on the 10.8 billion yen and Bear Stearns will pay 5.18% interest on the 90 million U.S. dollars.

FORWARD  FOREIGN  CURRENCY  CONTRACTS:
Third Avenue Value Fund and Third Avenue Small-Cap Value Fund engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to sell currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Fluctuations in the value of forward foreign currency contracts are recorded daily as net unrealized gains or losses. The Funds realize a gain or loss upon settlement of contracts.



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                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 1999
                                   (UNAUDITED)

FOREIGN CURRENCY OPTION CONTRACTS:
An option  contract  gives the buyer the right,  but not the  obligation  to buy
(call) or sell (put) an underlying item at a fixed exercise price on a certain date or during a specified period. The use of foreign currency put option strategies provide the Funds with protection against a rally in the U.S. dollar versus the foreign currency while retaining the benefits (net of option cost) of appreciation in foreign currency on equity holdings.

LOANS OF PORTFOLIO SECURITIES:
Third Avenue Small-Cap Value Fund, Third Avenue High Yield Fund and Third Avenue Real Estate Value Fund loaned securities during the period to certain brokers, with the Funds' custodian acting as lending agent. Upon such loans, the Funds receive collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees, which are included in interest income in the Statements of Operations. On a daily basis, the Funds monitor the market value of securities loaned and maintain collateral against the securities loaned in an amount not less than the value of the securities loaned. The Funds may receive collateral in the form of cash or other eligible securities. Risks may arise upon entering into securities lending to the extent that the value of the collateral is less than the value of the securities loaned due to changes in the value of collateral or the loaned securities.

During the period ending April 30, 1999, the following Funds had securities lending income included in interest income totaling:

     FUND
     ----
     Third Avenue Small-Cap Value Fund             $10,512
     Third Avenue High Yield Fund                    1,461
     Third Avenue Real Estate Value Fund               190

The value of loaned securities and related collateral outstanding at April 30, 1999, was as follows: Value of Value of

                                                  VALUE OF         VALUE OF
     FUND                                    SECURITIES LOANED    COLLATERAL
     ----                                    -----------------    ----------
     Third Avenue Small-Cap Value Fund          $8,306,575         $8,875,129
     Third Avenue High Yield Fund                  345,325            345,325
     Third Avenue Real Estate Value Fund           182,500            192,000

The collateral for all Funds consisted of cash which was invested in repurchase agreements with Bear Stearns due May 3, 1999 collateralized by U.S. Treasury securities.

REPURCHASE AGREEMENTS:
The Funds may enter into repurchase agreements whereby the Funds purchase securities (which are maintained as collateral) with an agreement to resell such securities upon maturity of the repurchase agreement. Securities pledged as collateral for repurchase agreements are held by the Funds' custodian bank until maturity of the repurchase agreement.


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                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 1999
                                   (UNAUDITED)

Provisions in the agreements ensure that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

ORGANIZATIONAL COSTS:
Organizational costs of $56,000 for Third Avenue Small-Cap Value Fund, and $15,000 for Third Avenue High Yield Fund are being amortized on a straight line basis over five years from commencement of operations.

DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from net investment income paid to shareholders and distributions from realized gains on sales of securities paid to shareholders are recorded on the ex-dividend date.

FEDERAL INCOME TAXES:
The Funds have complied and intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies.
Therefore,   no  Federal  income  tax  provision  is  required.

CASH AND CASH EQUIVALENTS:
The Funds have defined cash and cash equivalents as cash in interest bearing and non-interest bearing accounts.

EXPENSE ALLOCATION:
Expenses attributable to a specific Fund are charged to that Fund. Expenses attributable to the Trust are allocated using the ratio of each Fund's net assets relative to the total net assets of the Trust, unless otherwise specified.

TRUSTEES  FEES:
The Trust does not pay any fees to its officers for their services as such, but does pay Trustees who are not affiliated with the Investment Adviser, a fee of $1,500 per Fund for each meeting of the Board of Trustees that they attend, in addition to reimbursing all Trustees for travel and incidental expenses incurred by them in connection with their attendance at Board meetings. The Trust also pays non-interested Trustees an annual stipend of $2,000 per Fund in January of each year for the previous year's service.

2. SECURITIES TRANSACTIONS
PURCHASES AND SALES/CONVERSIONS:
The aggregate cost of purchases, and aggregate proceeds from sales and conversions of investments, excluding short-term investments, from unaffiliated and affiliated issuers (as defined in the Investment Company Act of 1940, as amended, ownership of 5% or more of the outstanding common stock of the issuer) for the period ended April 30, 1999 were as follows:


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                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 1999
                                   (UNAUDITED)



                                                Purchases            Sales
                                                ---------            -----
     Third Avenue Value Fund:
      Affiliated                               $35,368,172     $    9,482,753
      Unaffiliated                              23,891,121        288,530,371
     Third Avenue Small-Cap Value Fund:
      Unaffiliated                              10,004,245         12,797,221
     Third Avenue High Yield Fund:
      Unaffiliated                                 884,725            428,250
     Third Avenue Real Estate Value Fund:
      Unaffiliated                               3,543,718                 --


3. INVESTMENT ADVISORY SERVICES AND SERVICE FEE AGREEMENT
The Funds have an Investment Advisory Agreement with EQSF Advisers, Inc. (the "Adviser") for investment advice and certain management functions. The terms of the Investment Advisory Agreement provide for a monthly fee of 1/12 of 0.90% (an annual fee of 0.90%) of the total average daily net assets of each Fund, payable each month. Additionally, under the terms of the Investment Advisory Agreement, the Adviser pays certain expenses on behalf of the Funds, which are reimbursable by the Funds, including salaries of non-officer employees and other miscellaneous expenses. Amounts reimbursed with respect to non-officer salaries are included under the caption Administration fees. At April 30, 1999, Third Avenue Value Fund, Third Avenue Small-Cap Value Fund, Third Avenue High Yield Fund and Third Avenue Real Estate Value Fund had payables to affiliates of $5,226, $2,770, $2,516 and $2,511, respectively, for reimbursement of expenses paid by such affiliates. Whenever, in any fiscal year, a Fund's normal operating expenses, including the investment advisory fee, but excluding brokerage commissions and interest and taxes, exceeds 1.90% of the first $100 million of the Funds' average daily net assets, and 1.50% of average daily net assets in excess of $100 million, the Adviser is obligated to waive investment advisory fees or reimburse the Fund in an amount equal to that excess. Such waived and reimbursed expenses may be paid to the Adviser during the following three year period to the extent that the payment of such expenses would not cause the Funds to exceed the preceding limitations. No expense reimbursement was required for Third Avenue Value Fund or Third Avenue Small-Cap Value Fund for the period ended April 30, 1999. The adviser waived fees of $37,096 and $14,139, and reimbursed $54,482 and $107,704, for Third Avenue High Yield Fund and Third Avenue Real Estate Value Fund, respectively, for the period ended April 30, 1999.

The Trust has entered into shareholder servicing agreements with certain service agents for which the service agents receive a fee of up to 0.10% of the average daily net assets invested into the Trust by the agent's customers in an omnibus account. In exchange for these fees, the service agents render to such customers various administrative services which the Trust would otherwise be obligated to provide at its own expense.



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                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 1999
                                   (UNAUDITED)


4. RELATED PARTY TRANSACTIONS
BROKERAGE COMMISSIONS:
Martin J. Whitman, the Chairman and a director of the Funds, is the Chairman and Chief Executive Officer of M.J. Whitman Holding Corp., which is the parent of both M.J. Whitman, Inc., a registered broker-dealer and M.J. Whitman Senior Debt Corp., a dealer in the trading of bank debt and other private claims. For the period ended April 30, 1999, the Funds incurred total brokerage commissions, which includes commissions earned by M.J. Whitman as follows:

     Fund                                    Total Commissions   M.J. Whitman
     -----                                   ----------------    ------------
     Third Avenue Value Fund                      $465,280           $425,490
     Third Avenue Small-Cap Value Fund              52,869             44,716
     Third Avenue High Yield Fund                      400                 --
     Third Avenue Real Estate Value Fund            15,937             14,924

INVESTMENT IN FUNDS' AFFILIATES:
A summary of the transactions in securities of affiliated issuers for the period ended April 30, 1999 is set forth below:

THIRD AVENUE VALUE FUND

                                    SHARES/                              SHARES/                       DIVIDEND/INTEREST
                                   PRINCIPAL     SHARES/                PRINCIPAL                           INCOME
                                   HELD AT      PRINCIPAL    SHARES     HELD AT          VALUE AT       NOV. 1, 1998 -
NAME OF ISSUER:                  OCT. 31, 1998  PURCHASED     SOLD    APR. 30, 1999    APR. 30, 1999     APR. 30, 1999
---------------                  -------------  ---------   --------  -------------    -------------   -----------------
ACMAT Corp. Class A                 200,678           --         --      200,678         $2,985,085           --
ADE Corp.                           728,900           --    372,100      356,800                  +           --
American Physicians
  Service Group, Inc.             1,109,900           --  1,109,900*          --                 --           --
Avatar Holdings, Inc.               474,300           --    143,100      331,200                  +           --
Carver Bancorp, Inc.                218,500           --         --      218,500          2,021,125           --
CGA Group, Ltd.                     838,710    2,502,993         --    3,341,703          2,925,991           --
CGA Group, Ltd., Series A           238,857      323,379**       --      562,236         14,055,902     $672,400
CGA Group, Ltd., Series B           171,429       28,571    200,000*          --                 --           --

CGA Group, Ltd., Series C                --    6,045,667         --    6,045,667          7,039,179           --
CGA Special Account Trust        $6,428,575   $1,071,425         --   $7,500,000          7,500,000      152,847
C.P. Clare Corp.                  1,004,500           --         --    1,004,500          4,018,000           --
Cummins Engine Co., Inc.            250,000           --         --      250,000         13,375,000      137,500
Danielson Holding Corp.             803,669           --         --      803,669          3,968,116           --
Electro Scientific
  Industries, Inc.                1,600,300           --         --    1,600,300         61,011,438           --
Electroglas, Inc.                 1,846,200       36,300         --    1,882,500         25,766,719           --
First American Financial Corp.    3,000,000       75,000         --    3,075,000         54,965,625      363,000
FSI International, Inc.           2,820,900           --         --    2,820,900         19,569,994           --
Hologic, Inc.                     1,125,000           --    131,000      994,000          6,771,625           --
Interphase Corp.                    300,000           --    300,000           --                  +           --

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                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 1999
                                   (UNAUDITED)

                                    SHARES/                              SHARES/                       DIVIDEND/INTEREST
                                   PRINCIPAL     SHARES/                PRINCIPAL                           INCOME
                                   HELD AT      PRINCIPAL    SHARES     HELD AT          VALUE AT       NOV. 1, 1998 -
NAME OF ISSUER:                  OCT. 31, 1998  PURCHASED     SOLD    APR. 30, 1999    APR. 30, 1999     APR. 30, 1999
---------------                  -------------  ---------   --------  -------------    -------------   -----------------
Protocol Systems, Inc.              912,900        1,000         --      913,900       $  5,940,350           --
Repap Enterprises Inc.                   --  126,605,679         --  126,605,679          8,862,398           --
Silicon Valley Group, Inc.        4,234,800           --         --    4,234,800         56,111,100           --
SpeedFam International, Inc.      1,605,000           --         --    1,605,000         18,457,500           --
Stewart Information Services Corp.  975,700           --         --      975,700         38,967,019   $  146,355
St. George Holdings, Ltd. Class A   912,442      152,074         --    1,064,516            106,451           --
St. George Holdings, Ltd. Class B     7,549        1,495         --        9,044                905           --
Tecumseh Products Co. Class A       125,400           --         --      125,400          7,665,075       75,240
Tecumseh Products Co. Class B       417,300           --         --      417,300         23,733,938      250,380
Tejon Ranch Co.                   3,045,508           --         --    3,045,508         61,584,192       76,138
Vecco Instruments, Inc.             663,200           --         --      663,200                  +           --
Vertex Communications Corp.         306,900           --         --      306,900          4,795,312           --
                                                                                        -----------   ----------
   Total Affiliates                                                                    $452,198,039   $1,873,860
                                                                                       ============   ==========

 * Sold due to merger.
** 28,896 share increase due to pay-in-kind dividends.
 + as of April 30, 1999, no longer an affiliate.



THIRD AVENUE SMALL-CAP VALUE FUND

                                    SHARES/                              SHARES/                       DIVIDEND/INTEREST
                                   PRINCIPAL     SHARES/                PRINCIPAL                           INCOME
                                   HELD AT      PRINCIPAL    SHARES     HELD AT          VALUE AT       NOV. 1, 1998 -
NAME OF ISSUER:                  OCT. 31, 1998  PURCHASED     SOLD    APR. 30, 1999    APR. 30, 1999     APR. 30, 1999
---------------                  -------------  ---------   --------  -------------    -------------   -----------------
Centigram Communications Corp.      326,900           --         --      326,900         $2,942,100           --
C.P. Clare Corp.                    520,000           --         --      520,000          2,080,000           --
SpecTran Corp.                      490,600           --         --      490,600          2,820,950           --
                                                                                        -----------    ---------
  Total Affiliates                                                                       $7,843,050           $0
                                                                                        ===========    =========


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                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 1999
                                   (UNAUDITED)



5. CAPITAL SHARE TRANSACTIONS
Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. Transactions in capital stock were as follows:

                                                         THIRD AVENUE                     THIRD AVENUE
                                                          VALUE FUND                  SMALL-CAP VALUE FUND
                                                 -----------------------------   ------------------------------
                                                     FOR THE        FOR THE          FOR THE        FOR THE
                                                  PERIOD ENDED    YEAR ENDED      PERIOD ENDED    YEAR ENDED
                                                 APRIL 30, 1999   OCTOBER 31,    APRIL 30, 1999   OCTOBER 31,
                                                   (UNAUDITED)       1998          (UNAUDITED)       1998
                                                  ------------   ------------     ------------   -------------
Increase (decrease) in Fund shares:
Shares outstanding at beginning
  of period                                        51,081,171    51,537,358       13,096,406      8,670,943
  Shares sold                                       4,160,194    19,502,035        3,169,623     11,057,081
  Shares reinvested from dividends
   and distributions                                  578,492       877,124           96,740         46,997
  Shares redeemed                                 (13,209,018)  (20,835,346)      (4,284,849)    (6,678,615)
                                                   ----------    ----------       ----------     ----------
Net increase (decrease) in Fund shares             (8,470,332)     (456,187)      (1,018,486)     4,425,463
                                                   ----------    ----------       ----------     ----------
Shares outstanding at end of period                42,610,839    51,081,171       12,077,920     13,096,406
                                                   ==========    ==========       ==========     ==========


                                                         THIRD AVENUE                     THIRD AVENUE
                                                        HIGH YIELD FUND              REAL ESTATE VALUE FUND
                                                 -----------------------------   ------------------------------
                                                     FOR THE        FOR THE          FOR THE        FOR THE
                                                  PERIOD ENDED   PERIOD ENDED     PERIOD ENDED   PERIOD ENDED
                                                 April 30, 1999   October 31,    April 30, 1999   October 31,
                                                   (Unaudited)       1998          (Unaudited)       1998
                                                  ------------   ------------     ------------   -------------
Increase in Fund shares:
Shares outstanding at beginning
  of period                                           904,440            --           69,355             --
  Shares sold                                         177,654     1,266,191          569,411         69,355
  Shares reinvested from dividends
   and distributions                                   29,744        29,079            2,473             --
  Shares redeemed                                    (195,641)     (390,830)         (92,204)            --
                                                   ----------    ----------       ----------     ----------
Net increase in Fund shares                            11,757       904,440          479,680         69,355
                                                   ----------    ----------       ----------     ----------
Shares outstanding at end of period                   916,197       904,440          549,035         69,355
                                                   ==========    ==========       ==========     ==========

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                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 1999
                                   (UNAUDITED)

6. COMMITMENTS
Third Avenue Value Fund has committed a $1,900,000 capital investment to Insurance Partners II Equity Fund, LP of which $380,000 has been funded as of April 30, 1999. Securities valued at $1,545,234 have been segregated to meet the requirements of this commitment. This commitment may be payable upon demand of Insurance Partners II Equity Fund, LP.

7. RISKS RELATING TO CERTAIN INVESTMENTS

FOREIGN SECURITIES:

The Funds intend to limit their investments in foreign securities to companies issuing U.S. dollar-denominated American Depository Receipts or which, in the judgment of the Funds' Adviser, otherwise provide financial information which provides the Adviser with substantially similar financial information as Securities & Exchange Commission ("SEC") disclosure requirements. Investments in the securities of foreign issuers may involve investment risks different from those of U.S. issuers including possible political or economic instability of the country of the issuer, the difficulty of predicting international trade patterns, the possibility of currency exchange controls, the possible imposition of foreign withholding tax on the dividend income and interest income payable on such instruments, the possible establishment of foreign controls, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect the foreign securities held by the Funds. Foreign securities may also be subject to greater fluctuations in price than securities of domestic corporations or the U.S. Government.

FOREIGN CURRENCY CONTRACTS:
The Funds may enter into foreign currency swap contracts, forward foreign currency contracts and foreign currency option contracts. Such contracts are over the counter contracts negotiated between two parties. There are both market risks and credit risks associated with such contracts. Market risks are generally limited to the movement in value of the foreign currency relative to the U.S. dollar. Credit risks typically involve the risk that the counterparty to the transaction will be unable to meet the terms of the contract. Foreign currency swap contracts and forward foreign currency contracts may have risk which exceeds the amounts reflected on the statements of assets and liabilities.

HIGH YIELD DEBT:
Third Avenue Value Fund and Third Avenue High Yield Fund currently invest in high yield lower grade debt. The market values of these higher yielding debt securities tend to be more sensitive to economic conditions and individual corporate developments than those of higher rated securities. In addition, the secondary market for these bonds is generally less liquid.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS:
Third Avenue Value Fund and Third Avenue High Yield Fund invest in loans and other direct debt instruments issued by a corporate borrower to another party. These loans represent amounts owed to lenders or lending syndicates (loans and loan participations) or to other parties. Direct debt instruments may involve a risk of loss in case of default or


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                            [THIRD AVENUE FUNDS LOGO]

                               THIRD AVENUE TRUST
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                 APRIL 30, 1999
                                   (UNAUDITED)


insolvency of the borrower and may offer less legal protection to the Funds in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the SEC.

TRADE CLAIMS:
Third Avenue Value Fund invests in trade claims. Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty. An investment in trade claims is speculative and carries a high degree of risk. Trade claims are illiquid securities which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. The markets in trade claims are not regulated by federal securities laws or the SEC. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than certain other creditors in a bankruptcy proceeding.



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                               BOARD OF TRUSTEES
                                Phyllis W. Beck
                                 Lucinda Franks
                                Gerald Hellerman
                                  Marvin Moser
                               Myron M. Sheinfeld
                                 Martin Shubik
                               Charles C. Walden
                                Barbara Whitman
                               Martin J. Whitman

                                    OFFICERS
                               Martin J. Whitman
                       Chairman, Chief Executive Officer
                                 David M. Barse
                       President, Chief Operating Officer
                                 Michael Carney
                       Chief Financial Officer, Treasurer
                        Kerri Weltz, Assistant Treasurer
                Ian M. Kirschner, General Counsel and Secretary

                                 TRANSFER AGENT
                    First Data Investor Services Group, Inc.
                               3200 Horizon Drive
                                 P.O. Box 61503
                         King of Prussia, PA 19406-0903
                                 (610) 239-4600
                           (800) 443-1021 (toll-free)

                               INVESTMENT ADVISER
                              EQSF Advisers, Inc.
                                767 Third Avenue
                            New York, NY 10017-2023

                            INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                          1177 Avenue of the Americas
                               New York, NY 10036

                                   CUSTODIAN
                            Custodial Trust Company
                              101 Carnegie Center
                            Princeton, NJ 08540-6231


                                     [LOGO]


                               THIRD AVENUE FUNDS
                                767 THIRD AVENUE
                            NEW YORK, NY 10017-2023
                              PHONE (212) 888-5222
                            TOLL FREE (800) 443-1021
                               FAX (212) 888-6757
                            WWW.THIRDAVENUEFUNDS.COM